Exhibit 4.3

WACHOVIA CARD MASTER TRUST

as Issuing Entity

and

U.S. BANK NATIONAL ASSOCIATION

as Indenture Trustee

WACHOVIASERIES INDENTURE SUPPLEMENT

dated as of [_______], 20[__]

to

INDENTURE

dated as of [_______], 20[__]

TABLE OF CONTENTS

Page

ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL

APPLICATION

Section 1.01.

Definitions

1

Section 1.02.

Governing Law

21

Section 1.03.

Counterparts

21

Section 1.04.

Ratification of Indenture

21

ARTICLE II  THE WACHOVIASERIES NOTES

Section 2.01.

Creation and Designation.

22

Section 2.02.

New Issuances of WachoviaSeries Notes

22

Section 2.03.

Required Subordinated Amount Conditions to Issuance of a

Tranche of a Senior Class of WachoviaSeries Notes.

23

ARTICLE III  ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.01.

Allocations of Finance Charge Collections and the Default Amount

to the WachoviaSeries Notes.

25

Section 3.02.

Allocations of WachoviaSeries Available Finance Charge

Collections

25

Section 3.03.

Targeted Deposits to the Interest Funding Account

26

Section 3.04.

Allocations of WachoviaSeries Available Finance Charge

Collections to the Interest Funding Account and to the Interest

Funding Sub-Accounts

27

Section 3.05.

Amounts to be Treated as WachoviaSeries Available Finance

Charge Collections; Payments Received from Derivative

Counterparties for Interest in a Foreign Currency; Other Deposits

to the Interest Funding Sub-Accounts

28

Section 3.06.

Allocations of Reductions from Investor Charge-Offs to the

Nominal Liquidation Amount of Subordinated Classes

29

Section 3.07.

Allocations of Reimbursements of Nominal Liquidation Amount

Deficits

31

Section 3.08.

Allocations of Principal Collections to the WachoviaSeries Notes

31

Section 3.09.

Application of WachoviaSeries Available Principal Collections

31

Section 3.10.

Allocation of Servicing Fee Shortfalls

34

Section 3.11.

Computation of Reductions to the Nominal Liquidation Amount of

Subordinated Classes from Reallocations of WachoviaSeries

Available Principal Collections.

34

Section 3.12.

Targeted Deposits of WachoviaSeries Available Principal

Collections to the Principal Funding Account and the Principal

Funding Sub-Account

36

Section 3.13.

Allocations among Principal Funding Sub-Accounts

39

Section 3.14.

Amounts to be Treated as WachoviaSeries Available Principal

Collections; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts

40

Section 3.15.

Withdrawals from Interest Funding Account

41

Section 3.16.

Withdrawals from Principal Funding Account

42

Section 3.17.

Limit on Deposits to the Principal Funding Sub-Account of

Subordinated Class of WachoviaSeries Notes; Limit on

Repayments of all Tranches.

44

Section 3.18.

Calculation of Nominal Liquidation Amount

45

Section 3.19.

[Reserved]

47

Section 3.20.

Netting of Deposits and Payments

47

Section 3.21.

Pro Rata Payments within a Tranche

47

Section 3.22.

Sale of the Receivables for Notes that are Accelerated or Reach

Legal Maturity.

47

Section 3.23.

Calculation of Prefunding Target Amount.

49

Section 3.24.

Targeted Deposits to the Class C Reserve Account.

50

Section 3.25.

Withdrawals from the Class C Reserve Account

51

Section 3.26.

Computation of Interest

52

Section 3.27.

Shared Excess Available Finance Charge Collections.

52

Section 3.28.

Shared Excess Available Principal Collections.

53

Section 3.29.

[Reserved]

54

Section 3.30.

Allocations of Segregated WachoviaSeries Finance Charge

Collections

54

Section 3.31.

Final Payment

54

ARTICLE IV  EARLY AMORTIZATION OF NOTES

Section 4.01.

Early Amortization Events.

56

ARTICLE V  BANK ACCOUNTS AND INVESTMENTS

Section 5.01.

Bank Accounts.

58

EXHIBITS

EXHIBIT A-1

FORM OF CLASS A NOTE

EXHIBIT A-2

FORM OF CLASS B NOTE

EXHIBIT A-3

FORM OF CLASS C NOTE

EXHIBIT B

FORM OF TERMS AGREEMENT

EXHIBIT C

FORM OF WACHOVIASERIES SCHEDULE TO MONTHLY

NOTEHOLDERS’ STATEMENT

This WACHOVIASERIES INDENTURE SUPPLEMENT (this “Indenture Supplement”), between WACHOVIA CARD MASTER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuing Entity”), having its principal office at 1100 North Market Street, Wilmington, Delaware 19890-1600, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of [______].

Pursuant to this Indenture Supplement, the Issuing Entity shall create a new Series of Notes (each as defined below), the WachoviaSeries, and shall specify the principal terms thereof.  The WachoviaSeries Notes shall be secured by the Collateral.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.

Definitions.  For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

All terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Indenture, the Trust Agreement or the Transfer and Servicing Agreement, as applicable.

(b)

All terms defined in this Indenture Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Indenture Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture Supplement or in any such certificate or other document, and accounting terms partly defined in this Indenture Supplement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms in this Indenture Supplement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture Supplement or in any such certificate or other document shall control.

(d)

Any reference to each Note Rating Agency in this Indenture Supplement shall only apply to a specific rating agency if such rating agency is then rating any Outstanding Series, Class or Tranche of WachoviaSeries Notes.

(e)

In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

(f)

Each capitalized term defined herein shall relate only to the WachoviaSeries Notes and no other Series of Notes issued by the Issuing Entity.

(g)

Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(h)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any subsection, Section, clause, Schedule or Exhibit are references to subsections, Sections, clauses, Schedules and Exhibits in or to this Indenture Supplement unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time.

(i)

In the event that the UCC, as in effect on the date hereof, is revised, any reference herein to specific sections of the UCC shall be deemed to be references to any such successor sections.

(j)

Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms and phrases are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the neuter genders of such terms:

“Accumulation Commencement Date” means, for any Tranche of WachoviaSeries Notes, the first calendar day of the month that is twelve (12) whole calendar months prior to the Scheduled Principal Payment Date for such Tranche of WachoviaSeries Notes; provided, however, that, if the Accumulation Period Length for such Tranche of WachoviaSeries Notes is less than twelve (12) whole calendar months, the Accumulation Commencement Date will be the first calendar day of the month that is the number of whole calendar months prior to such Scheduled Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to and including the Monthly Period prior to such Scheduled Principal Payment Date will at least equal the Accumulation Period Length.  In addition, the Issuing Entity may elect to suspend the Accumulation Commencement Date for any Tranche of WachoviaSeries Notes if it obtains, at its option, a Qualified Maturity Agreement.

“Accumulation Period Length” has the meaning specified in subsection 3.12(b)(ii).

“Aggregate Series Available Finance Charge Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Finance Charge Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.

“Aggregate Series Available Principal Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Principal Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Series of Notes for such Monthly Period.

“Amortization Period” means, with respect to any Tranche of WachoviaSeries Notes, each Monthly Period with respect to which a deposit is required to be made into the Principal Funding Sub-Account of such Tranche of WachoviaSeries Notes pursuant to subsection 3.09(e) and Section 3.12.

“Bankruptcy Code” means the United States Bankruptcy Code located in Title 11 of the United States Code.

“Base Rate” means, with respect to any Monthly Period, the sum of (1) the Servicing Fee Percentage and (2) the weighted average (based on the Outstanding Dollar Principal Amount of the related WachoviaSeries Notes) of the following:

(a)

in the case of a Tranche of WachoviaSeries Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Dollar Interest-bearing Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Dollar Interest-bearing Notes in the following Monthly Period;

(b)

in the case of a Tranche of WachoviaSeries Discount Notes, the rate of accretion (converted to an accrual rate) of such Tranche for the period from and including the Monthly Principal Accrual Date for such Tranche of WachoviaSeries Discount Notes in such Monthly Period to but excluding the Monthly Principal Accrual Date for such Tranche of WachoviaSeries Discount Notes in the following Monthly Period;

(c)

in the case of a Tranche of WachoviaSeries Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuing Entity to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in the following Monthly Period; and

(d)

in the case of a Tranche of WachoviaSeries Notes with a non-Performing Derivative Agreement for interest, the rate specified in the related Terms Document.

“Class” means the Class A Notes, the Class B Notes or the Class C Notes, as applicable.

“Class A Note” means a WachoviaSeries Note specified in the applicable Terms Document as belonging to Class A.

“Class A Required Subordinated Amount” means, with respect to any Tranche of Class A Notes on any date, the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes and/or Class C Notes, as the case may be, as specified in the applicable Terms Document for such Tranche of Class A Notes, that is required to be Outstanding and available on any date in each Monthly Period during which such Tranche of Class A Notes is Outstanding.

“Class A Unused Subordinated Amount of Class B Notes” means, with respect to any Tranche of Outstanding Class A Notes on any date, an amount equal to the Class A Required Subordinated Amount of Class B Notes minus the Class A Usage of Class B Required Subordinated Amount as of such date.

“Class A Unused Subordinated Amount of Class C Notes” means, with respect to any Tranche of Outstanding Class A Notes on any date, an amount equal to the Class A Required Subordinated Amount of Class C Notes minus the Class A Usage of Class C Required Subordinated Amount as of such date.

“Class A Usage of Class B Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class A Notes, (x) on the date of issuance of such Tranche and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeeding First Note Transfer Date, the Class A Usage of Class B Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)

an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 3.06(a) which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; plus

(b)

the amount of Investor Charge-Offs initially allocated to such Tranche of Class A Notes pursuant to subsection 3.06(a) and then reallocated to Class B Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

(c)

the amount of WachoviaSeries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class A Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; plus

(d)

the amount of WachoviaSeries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 3.09(c) on such First Note Transfer Date which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; minus

(e)

an amount (not to exceed the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (d) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date), times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of all Tranches of Class B Notes which are reimbursed pursuant to subsection 3.07(b) on such First Note Transfer Date, plus (y) if the aggregate Class A Usage of Class B Required Subordinated Amount for all Tranches of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date) exceeds the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date), the product of:

(A)  a fraction, the numerator of which is the amount of such excess and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date); times

(B)  the aggregate amount of the Nominal Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed on such First Note Transfer Date pursuant to subsection 3.07(c); times

(C)  a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class B Required Subordinated Amount for all Tranches of Class A Notes (prior to giving effect to such reimbursement).

“Class A Usage of Class C Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class A Notes, (x) on the date of issuance of such Tranche, and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeeding First Note Transfer Date, the Class A Usage of Class C Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)

an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class C Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

(b)

the amount of Investor Charge-Offs initially allocated to such Tranche of Class A Notes pursuant to subsection 3.06(a) and then reallocated to Class C Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

(c)

an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

(d)

the amount of WachoviaSeries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class A Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes; plus

(e)

an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of WachoviaSeries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for any Tranche of Class B Notes pursuant to subsection 3.09(b) on the applicable Note Transfer Date for such Tranche of Class B Notes; plus

(f)

the amount of WachoviaSeries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 3.09(c) on such First Note Transfer Date; plus

(g)

an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of WachoviaSeries Available Principal Collections reallocated to pay any amount to the Servicer for any Tranche of Class B Notes pursuant to subsection 3.09(d) on such First Note Transfer Date; minus

(h)

an amount for such Tranche of Class A Notes (not to exceed the Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date), times (B) the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed pursuant to subsection 3.07(c) on such First Note Transfer Date.

“Class B Allocation Percentage” means, with respect to any Monthly Period, for the Class B Notes, a fraction, the numerator of which is equal to the sum of (1) for all Tranches of Class B Notes in an Amortization Period (exclusive of (x) any Tranche of Class B Notes which will be paid in full during such Monthly Period and (y) any Tranche of Class B Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Tranches of Class B Notes as of the close of business on the last day prior to the commencement of the most recent Amortization Period for such Tranche of Class B Notes plus (2) for all other Tranches of Class B Notes, the sum of (a) the Nominal Liquidation Amount of such Tranche of Class B Notes as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Tranche of Class B Notes, the Initial Dollar Principal Amount of such Tranche of Class B Notes plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Tranche of Class B Notes due to (x) the issuance of additional Class B Notes of such Tranche during such Monthly Period or (y) the accretion of principal on such Tranche of Class B WachoviaSeries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than Prefunding Excess Amounts deposited during such Monthly Period) for such Tranche of Class B Notes from the applicable Principal Funding Sub-Account, during such Monthly Period and the denominator of which is the numerator of the WachoviaSeries Principal Allocation Percentage for such Monthly Period.

“Class B Note” means a WachoviaSeries Note specified in the applicable Terms Document as belonging to Class B.

“Class B Required Subordinated Amount” means, with respect to any Tranche of Class B Notes on any date, the aggregate Nominal Liquidation Amount of Class C Notes as specified in the applicable Terms Document for such Tranche of Class B Notes, that is required to be Outstanding and available on any date in each Monthly Period during which such Tranche of Class B Notes is Outstanding.

“Class B Unused Subordinated Amount of Class C Notes” means, with respect to any Tranche of Outstanding Class B Notes on any date, an amount equal to the Class B Required Subordinated Amount of Class C Notes minus the Class B Usage of the Class C Required Subordinated Amount as of such date.

“Class B Usage of Class C Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class B Notes, (x) on the date of issuance of such Tranche and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeeding First Note Transfer Date, the Class B Usage of Class C Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to the previous clauses, if any):

(a)

an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to the Class C Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

(b)

an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the sum of (i) the amount of Investor Charge-Offs initially allocated on such First Note Transfer Date to any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (ii) the amount of Investor Charge-Offs initially allocated on such First Note Transfer Date to any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

(c)

the amount of Investor Charge-Offs initially allocated to such Tranche of Class B Notes pursuant to subsection 3.06(a), and then reallocated to Class C Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

(d)

an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of WachoviaSeries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes; plus

(e)

the amount of WachoviaSeries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class B Notes pursuant to subsection 3.09(b) on the applicable Note Transfer Date for such Tranche of Class B Notes; plus

(f)

an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of WachoviaSeries Available Principal Collections reallocated to pay any amount to the Servicer for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes, pursuant to subsection 3.09(c) on such First Note Transfer Date; plus

(g)

the amount of WachoviaSeries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class B Notes pursuant to subsection 3.09(d) on such First Note Transfer Date; minus

(h)

an amount for such Tranche of Class B Notes (not to exceed the Class B Usage of Class C Required Subordinated Amount for such Tranche of Class B Notes after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount for such Tranche of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date), times (B) the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed pursuant to subsection 3.07(c) on such First Note Transfer Date.

“Class C Allocation Percentage” means, with respect to any Monthly Period, for the Class C Notes, a fraction, the numerator of which is equal to the sum of (1) for all Tranches of Class C Notes in an Amortization Period (exclusive of (x) any Tranche of Class C Notes which will be paid in full during such Monthly Period and (y) any Tranche of Class C Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Tranches of Class C Notes as of the close of business on the last day prior to the commencement of the most recent Amortization Period for such Tranche of Class C Notes plus (2) for all other Tranches of Class C Notes, the sum of (a) the Nominal Liquidation Amount of such Tranche of Class C Notes as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Tranche of Class C Notes, the Initial Dollar Principal Amount of such Tranche of Class C Notes plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Tranche of Class C Notes due to (x) the issuance of additional Class C Notes of such Tranche during such Monthly Period or (y) the accretion of principal on such Tranche of Class C WachoviaSeries Discount Notes during such Monthly Period and the denominator of which is the numerator of the WachoviaSeries Principal Allocation Percentage for such Monthly Period.

“Class C Note” means a WachoviaSeries Note specified in the applicable Terms Document as belonging to Class C.

“Class C Reserve Account” means the Qualified Bank Account designated as such and established pursuant to subsection 5.01(a).

“Controlled Accumulation Amount” means, with respect to any Monthly Period for any Tranche of WachoviaSeries Notes, the amount defined in the applicable Terms Document for such Tranche of WachoviaSeries Notes; provided, however, that if the Accumulation Period Length with respect to such Tranche is determined to be less than twelve (12) months pursuant to subsection 3.12(b)(ii), the Controlled Accumulation Amount for such Tranche of WachoviaSeries Notes will be equal to (x) the Initial Dollar Principal Amount of such Tranche of WachoviaSeries Notes, divided by (y) the Accumulation Period Length.

“Derivative Counterparty” has the meaning specified in the Indenture or, with respect to any Class or Tranche of WachoviaSeries Notes, means the Qualified Institution identified in the applicable Terms Document for such Class or Tranche of WachoviaSeries Notes.

“Early Amortization Event” means, with respect to a Series, Class or Tranche of WachoviaSeries Notes, the events specified in Section 4.01 hereof and Section 11.01 of the Indenture.

“Excess Spread Percentage” means, with respect to the WachoviaSeries Notes, as determined on each Determination Date, the amount, if any, by which the Portfolio Yield for the related Monthly Period exceeds the Base Rate for such Monthly Period.

“Floating Allocation Percentage” means, with respect to the WachoviaSeries Notes, the WachoviaSeries Floating Allocation Percentage and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Indenture” means the Indenture, dated as of [_______], 20[__], between the Issuing Entity and the Indenture Trustee.

“Interest Funding Account” means the Qualified Bank Account designated as such and established pursuant to subsection 5.01(a).

“Interest Funding Sub-Account” means each Sub-Account to the Interest Funding Account established pursuant to subsection 5.01(a).

“Interest Funding Sub-Account Earnings” means, with respect to any Monthly Period and any Tranche of WachoviaSeries Notes and the related Interest Funding Sub-Account, as determined on the related Determination Date, the investment earnings on funds in such Interest Funding Sub-Account (net of investment expenses and losses) for the period from and including the Business Day preceding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in the immediately succeeding Monthly Period.

“Interest Payment Date” has, with respect to any Class or Tranche of WachoviaSeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of WachoviaSeries Notes.

“Investor Charge-Off” means, with respect to the First Note Transfer Date in each Monthly Period, the aggregate amount, if any, by which the WachoviaSeries Default Amount, if any, for the preceding Monthly Period exceeds the WachoviaSeries Available Finance Charge Collections for such Monthly Period available after giving effect to clauses (a), (b) and (c) of Section 3.02.

“Issuance Proceeds” means, with respect to any Class or Tranche of WachoviaSeries Notes, the proceeds of the sale of WachoviaSeries Notes with respect to such Class or Tranche pursuant to the Indenture.

“Legal Maturity Date” has, with respect to any Class or Tranche of WachoviaSeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of WachoviaSeries Notes.

“Monthly Interest Accrual Date” means, with respect to any Outstanding Class or Tranche of WachoviaSeries Notes:

(a)

each Interest Payment Date for such Class or Tranche of WachoviaSeries Notes, and

(b)

for any Monthly Period in which no Interest Payment Date occurs for such Class or Tranche of WachoviaSeries Notes, the date in such Monthly Period corresponding numerically to the next Interest Payment Date for such Class or Tranche of WachoviaSeries Notes (or, if such Interest Payment Date is later than it otherwise would be because such Interest Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corresponding numerically to the date on which the Interest Payment Date would have fallen had it been a Business Day for such Class or Tranche of WachoviaSeries Notes), or as otherwise specified in the applicable Terms Document for such Class or Tranche of WachoviaSeries Notes; provided, however, that:

(i)

for the Monthly Period in which a Class or Tranche of WachoviaSeries Notes is issued, the date of issuance of such Class or Tranche of WachoviaSeries Notes will be the first Monthly Interest Accrual Date for such Monthly Period for such Class or Tranche of WachoviaSeries Notes,

(ii)

any date on which proceeds from a sale of the Receivables following an Event of Default and acceleration of any Class or Tranche of WachoviaSeries Notes are deposited into the Interest Funding Sub-Account for such Class or Tranche of WachoviaSeries Notes will be a Monthly Interest Accrual Date for such Class or Tranche of WachoviaSeries Notes,

(iii)

if there is no numerically corresponding date in such Monthly Period, then the Monthly Interest Accrual Date will be the last Business Day of such Monthly Period, and

(iv)

if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Interest Accrual Date will be the next following Business Day (unless such Business Day would fall in the following Monthly Period in which case the Monthly Interest Accrual Date will be the last Business Day of such earlier Monthly Period).

“Monthly Principal Accrual Date” means, with respect to any Outstanding Class or Tranche of WachoviaSeries Notes:

(a)

for any Monthly Period in which a Scheduled Principal Payment Date for such Class or Tranche of WachoviaSeries Note occurs, such Scheduled Principal Payment Date, and

(b)

for any Monthly Period in which no Scheduled Principal Payment Date occurs for such Class or Tranche of WachoviaSeries Notes, the date in such Monthly Period corresponding numerically to the Scheduled Principal Payment Date (or, if the Scheduled Principal Payment Date is later than it otherwise would be because the Scheduled Principal Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corresponding numerically to the date on which the Scheduled Principal Payment Date would have fallen had it been a Business Day for such Class or Tranche of WachoviaSeries Notes); provided, however, that:

(i)

any date on which Prefunding Excess Amounts are released from any Principal Funding Account or applicable Principal Funding Sub-Account on or after the Scheduled Principal Payment Date for such Class or Tranche of WachoviaSeries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of WachoviaSeries Notes,

(ii)

any date on which proceeds from a sale of the Receivables following an Event of Default and acceleration of any Class or Tranche of WachoviaSeries Notes are deposited into the Principal Funding Account or applicable Principal Funding Sub-Account for such Class or Tranche of WachoviaSeries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of WachoviaSeries Notes,

(iii)

if there is no numerically corresponding date in such Monthly Period, then the Monthly Principal Accrual Date will be the last Business Day of such Monthly Period, and

(iv)

if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Principal Accrual Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accrual Date will be the last Business Day of such earlier Monthly Period).

“Nominal Liquidation Amount” means, with respect to any Tranche of WachoviaSeries Notes, the amount calculated pursuant to Section 3.18 of this Indenture Supplement.  The Nominal Liquidation Amount of a Class of WachoviaSeries Notes will be the sum of the Nominal Liquidation Amounts of all of the Tranches of WachoviaSeries Notes of such Class.  The Nominal Liquidation Amount of the WachoviaSeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of WachoviaSeries Notes.

“Nominal Liquidation Amount Deficit” means, with respect to any Tranche of WachoviaSeries Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche.

“Note Rating Agency” has the meaning specified in the related Terms Document.

“Noteholder Percentage” means, with respect to the WachoviaSeries, for any Monthly Period, (a) with respect to Finance Charge Collections, the Default Amount and the Servicing Fee, the WachoviaSeries Floating Allocation Percentage and (b) with respect to Principal Collections, the WachoviaSeries Principal Allocation Percentage.

“Portfolio Yield” means, for any Monthly Period, the annualized percentage equivalent of a fraction:

(1)

the numerator of which is equal to the sum of:

(a)

Finance Charge Collections allocated to the WachoviaSeries and Dollar payments received under Derivative Agreements in respect of WachoviaSeries Notes for interest with respect to such Monthly Period; plus

(b)

the investment earnings on amounts on deposit in the Collection Account and the Excess Funding Account allocated to the WachoviaSeries for such Monthly Period; plus

(c)

the aggregate amount of Interest Funding Sub-Account Earnings for all Tranches of WachoviaSeries Notes for such Monthly Period; plus

(d)

any amounts to be treated as WachoviaSeries Available Finance Charge Collections remaining in any Interest Funding Sub-Account after a sale of the Receivables during such Monthly Period as described in subsection 3.05(c)(ii), subsection 3.22(c)(ii) and subsection 3.22(d); minus

(e)

the WachoviaSeries Default Amount for such Monthly Period; and

(2)

the denominator of which is the numerator used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

“Prefunding Excess Amount” means, with respect to any Tranche of a Senior Class of WachoviaSeries Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amount on deposit in the Principal Funding Sub-Account of such Tranche of WachoviaSeries Notes that is in excess of the aggregate amount targeted to be on deposit in such Principal Funding Sub-Account pursuant to Section 3.12.

“Prefunding Target Amount” means, with respect to the Class A Notes and the Class B Notes, the amount calculated pursuant to Section 3.23.

“Principal Funding Account” means the Qualified Bank Account designated as such and established pursuant to subsection 5.01(a).

“Principal Funding Sub-Account” means each Sub-Account to the Principal Funding Account established pursuant to subsection 5.01(a).

“Principal Funding Sub-Account Earnings” means, with respect to any Monthly Period and any Tranche of WachoviaSeries Notes and the applicable Principal Funding Sub-Account, as determined on the related Determination Date, the investment earnings on funds in such Principal Funding Sub-Account (net of investment expenses and losses), for the applicable Principal Funding Sub-Account Earnings Accrual Period.

“Principal Funding Sub-Account Earnings Accrual Period” means, with respect to any Monthly Period and any Tranche of WachoviaSeries Notes, beginning with the date the balance in the applicable Principal Funding Sub-Account for such Tranche of WachoviaSeries Notes exceeds zero and continuing for so long as there is a positive balance in the applicable Principal Funding Sub-Account for such Tranche of WachoviaSeries Notes:

(a)

in the case of (i) a Tranche of WachoviaSeries Dollar Interest-bearing Notes with no Derivative Agreement, (ii) a Tranche of WachoviaSeries Notes with a Performing Derivative Agreement for interest or (iii) a Tranche of WachoviaSeries Notes with a non-Performing Derivative Agreement for interest, the period from and including the Business Day preceding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Interest Accrual Date for such Tranche of WachoviaSeries Notes in the immediately succeeding Monthly Period; and

(b)

in the case of a Tranche of WachoviaSeries Discount Notes, the period from and including the Business Day preceding the Monthly Principal Accrual Date for such Tranche of WachoviaSeries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Principal Accrual Date for such Tranche of WachoviaSeries Notes in the immediately succeeding Monthly Period.

“Principal Funding Sub-Account Earnings Shortfall” means, with respect to any Monthly Period and any Tranche of WachoviaSeries Notes and the applicable Principal Funding Sub-Account, as determined on the related Determination Date, (a) the Principal Funding Sub-Account Earnings Target for such Tranche of WachoviaSeries Notes for such Monthly Period, minus (b) the Principal Funding Sub-Account Earnings for such Monthly Period; provided, however, in no event shall the Principal Funding Sub-Account Earnings Shortfall be less than zero; provided, further, that the Principal Funding Sub-Account Earnings Shortfall for the first Principal Funding Sub-Account Earnings Accrual Period for any Tranche of WachoviaSeries Notes, with respect to such Monthly Period, shall be zero.

“Principal Funding Sub-Account Earnings Target” means, with respect to any Monthly Period and any Tranche of WachoviaSeries Notes and the applicable Principal Funding Sub-Account as determined on the related Determination Date, the Dollar amount of interest that would have accrued on funds in such Principal Funding Sub-Account for the applicable Principal Funding Sub-Account Earnings Accrual Period for such Tranche of WachoviaSeries Notes if it had borne interest at the following rates:

(a)

in the case of a Tranche of WachoviaSeries Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche for the applicable Principal Funding Sub-Account Earnings Accrual Period;

(b)

in the case of a Tranche of WachoviaSeries Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche for the applicable Principal Funding Sub-Account Earnings Accrual Period;

(c)

in the case of a Tranche of WachoviaSeries Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuing Entity to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the applicable Principal Funding Sub-Account Earnings Accrual Period; and

(d)

in the case of a Tranche of WachoviaSeries Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document for the applicable Principal Funding Sub-Account Earnings Accrual Period.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding Sub-Account for a Tranche of WachoviaSeries Notes.

“Qualified Maturity Agreement” means an agreement that would require a Qualified Institution to deposit into the Principal Funding Sub-Account for a Tranche of Notes on the Business Day preceding the Scheduled Principal Payment Date an amount up to the Outstanding Dollar Principal Amount, but not to exceed the Nominal Liquidation Amount of such Tranche of Notes, as of the close of business on such date.

“Remaining Series Finance Charge Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, with respect to the WachoviaSeries, the excess, if any, of (a) the Series Available Finance Charge Collections Shortfall for such Monthly Period, over (b) the Shared Excess Available Finance Charge Collections from other Series in Shared Excess Available Finance Charge Collections Group A allocated to the WachoviaSeries for such Monthly Period.

“Remaining Series Principal Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, with respect to the WachoviaSeries, the excess, if any, of (a) the Series Available Principal Collections Shortfall for such Monthly Period, over (b) the Shared Excess Available Principal Collections from other Series of Notes allocated to the WachoviaSeries for such Monthly Period.

“Required Excess Spread Percentage” means [__]%; provided, however, that the Issuing Entity may, from time to time, change such percentage (which will never be less than zero) (i) upon written notice to the Indenture Trustee, (ii) upon prior written confirmation from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change and (iii) provided the Issuing Entity reasonably believes, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee, that such change will not have an Adverse Effect.

“Required Subordinated Amount” means, with respect to any Tranche of a Senior Class of WachoviaSeries Notes, the aggregate Nominal Liquidation Amount of a Subordinated Class of WachoviaSeries Notes, as specified in the applicable Terms Document for such Tranche of the Senior Class, that is required to be Outstanding and available on any date in each Monthly Period during which the Senior Class is Outstanding.

“Revolving Period” means, with respect to any Class or Tranche of WachoviaSeries Notes, each Monthly Period that is not part of the Amortization Period for that Class or Tranche of WachoviaSeries Notes.

“Sales Proceeds” means, with respect to any Class or Tranche of WachoviaSeries Notes, the proceeds of the sale of the Receivables with respect to such Class or Tranche of WachoviaSeries Notes pursuant to Section 3.22.

“Scheduled Principal Payment Date” has, with respect to any Class or Tranche of WachoviaSeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of WachoviaSeries Notes.

“Segregated WachoviaSeries Finance Charge Collections” means, with respect to any Monthly Period for any Tranche of WachoviaSeries Notes with a Principal Funding Sub-Account Earnings Shortfall greater than zero for such Monthly Period, the product of (A) the Transferor Finance Charge Collections for such Monthly Period and (B) the percentage equivalent of a fraction (i) the numerator of which is the amount of funds in the Principal Funding Sub-Account for such Tranche of WachoviaSeries Notes at the close of business on the last day of such Monthly Period and (ii) the denominator of which is equal to the greater of (a) the aggregate amount of funds in the Principal Funding Sub-Account for all Tranches of WachoviaSeries Notes with a Principal Funding Sub-Account Earnings Shortfall greater than zero for such Monthly Period at the close of business on the last day of such Monthly Period and (b) the denominator used in calculating the WachoviaSeries Floating Allocation Percentage for such Monthly Period minus the sum of the numerators used in calculating the Noteholder Percentages for the allocation of Finance Charge Collections for all Series of Notes for such Monthly Period.

“Senior Class” means (a) with respect to the Class B Notes, the Class A Notes, and (b) with respect to the Class C Notes, the Class A Notes and/or Class B Notes.

“Series” has the meaning specified in the Indenture and, when used with respect to the Series of Notes issued pursuant to this Indenture Supplement, means the WachoviaSeries.

“Series Available Finance Charge Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, (1) with respect to the WachoviaSeries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to subsections 3.02(a) through (f) over (b) the WachoviaSeries Available Finance Charge Collections with respect to such Monthly Period (excluding any amounts to be applied in accordance with Section 3.27) and (2) with respect to any other Series, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuing Entity, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Finance Charge Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding WachoviaSeries Notes.

“Series Available Principal Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, (1) with respect to the WachoviaSeries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to subsection 3.09(e) over (b) the WachoviaSeries Available Principal Collections (excluding any amounts to be applied in accordance with Sections 3.28 and 3.29) with respect to such Monthly Period remaining after application pursuant to subsections 3.09(a) through (d) and (2) with respect to any other Series of Notes, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuing Entity, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Principal Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding WachoviaSeries Notes.

“Servicing Fee” means, with respect to any Monthly Period, the product of (1) the Receivables Servicing Fee for that Monthly Period and (2) the WachoviaSeries Floating Allocation Percentage for that Monthly Period.

“Servicing Fee Percentage” means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the Servicing Fee for such Monthly Period and the denominator of which is the Nominal Liquidation Amount used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

“Shared Excess Available Finance Charge Collections” means, with respect to any Monthly Period as determined on the related Determination Date, with respect to Shared Excess Available Finance Charge Collections Group A, the sum of (i) the amount of WachoviaSeries Available Finance Charge Collections with respect to such Monthly Period, available after application in accordance with subsections 3.02(a) through (f) and (ii) the Finance Charge Collections remaining after all required payments and deposits from all other Series identified as belonging to Shared Excess Available Finance Charge Collections Group A which the applicable Indenture Supplements for such Series specify are to be treated as “Shared Excess Available Finance Charge Collections.”

“Shared Excess Available Finance Charge Collections Group A” means the Shared Excess Available Finance Charge Collections Group to which the WachoviaSeries has been designated for inclusion under subsection 3.27(a).

“Shared Excess Available Principal Collections” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of (i) with respect to the WachoviaSeries, the amount of WachoviaSeries Available Principal Collections (excluding any amounts to be applied pursuant to Section 3.28) for such Monthly Period available after application in accordance with subsections 3.09(a) through (e), (ii) with respect to any other Series of Notes, the Principal Collections allocated to other Series of Notes remaining after all required payments and deposits, which the applicable Indenture Supplements for such Series specify are to be treated as “Shared Excess Available Principal Collections” and (iii) the Excess Funding Amount (following any deposit or withdrawal made during such Monthly Period).

“Spot Exchange Rate” has the meaning specified in the related Terms Document.

“Stated Principal Amount” has, with respect to any Class or Tranche of WachoviaSeries Notes, the meaning specified in the related Terms Document for such Class or Tranche.

“Subordinated Class” means (a) with respect to the Class A Notes, the Class B Notes and/or Class C Notes and (b) with respect to the Class B Notes, the Class C Notes.

“Targeted Interest Deposit Amount” means, with respect to the WachoviaSeries Notes for any Note Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.03 for such Note Transfer Date.

“Targeted Principal Deposit Amount” means, with respect to the WachoviaSeries Notes for any Note Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.12 for such Note Transfer Date.

“Transfer and Servicing Agreement” means the Transfer and Servicing Agreement, dated as of [_______], 20[__], among Wachovia Card Receivables LLC, as transferor, Wachovia Bank, National Association, as servicer and administrator, the Issuing Entity, and U.S. Bank National Association, as Indenture Trustee.

“Transferor Finance Charge Collections” means, with respect to any Monthly Period, the product of (x) the Transferor Percentage and (y) the sum of (i) the Finance Charge Collections for such Monthly Period and (ii) the investment earnings for such Monthly Period on amounts on deposit in the Collection Account and the Excess Funding Account established for the benefit of all Notes.

“Trust Agreement” means the Trust Agreement, dated as of [_______], 20[__], between Wachovia Card Receivables LLC, as Transferor, and Wilmington Trust Company, as Owner Trustee.

 “Unapplied Excess Finance Charge Collections” has the meaning specified in subsection 3.27(c).

 “WachoviaSeries Available Finance Charge Collections” has the meaning specified in Section 3.02.

“WachoviaSeries Available Principal Collections” has the meaning specified in Section 3.09.

“WachoviaSeries Default Amount” means, with respect to any Monthly Period, an amount equal to the product of (i) the WachoviaSeries Floating Allocation Percentage and (ii) the Default Amount for such Monthly Period.

“WachoviaSeries Discount Note” means a WachoviaSeries Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Amortization Event or mandatory redemption or the occurrence of an Event of Default and the acceleration of such WachoviaSeries Note, in each case before the Scheduled Principal Payment Date of the applicable WachoviaSeries Note.

“WachoviaSeries Dollar Note” means a WachoviaSeries Note denominated in Dollars.

“WachoviaSeries Floating Allocation Percentage” means, with respect to any Monthly Period, for the WachoviaSeries Notes, a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts of all Classes or Tranches of WachoviaSeries Notes as of the last day of the preceding Monthly Period (exclusive of (x) any Class or Tranche of WachoviaSeries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of WachoviaSeries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), or with respect to the first Monthly Period for any Class or Tranche of WachoviaSeries Notes, the Initial Dollar Principal Amount of such Class or Tranche plus the aggregate amount of any increase in the Nominal Liquidation Amount of any Class or Tranche of WachoviaSeries Notes due to (x) the issuance of additional Notes of such Class or Tranche of WachoviaSeries Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of WachoviaSeries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of WachoviaSeries Notes during such Monthly Period) for such Class or Tranche of WachoviaSeries Notes from the applicable Principal Funding Sub-Account and the denominator of which is equal to the greater of (a) the sum of (1) the Average Principal Balance for such Monthly Period plus (2) the Excess Funding Amount following any deposit or withdrawal on the First Note Transfer Date in such Monthly Period and (b) the sum of the numerators used to calculate (1) the WachoviaSeries Floating Allocation Percentage for the related Monthly Period and (2) the Noteholder Percentages for the allocation of Finance Charge Collections, the Default Amount or the Servicing Fee, as applicable, for all other Series of Notes for such Monthly Period.

“WachoviaSeries Foreign Currency Note” means a WachoviaSeries Note denominated in a Foreign Currency.

“WachoviaSeries Noteholders” means the Holders of the WachoviaSeries Notes.

“WachoviaSeries Notes” means the Series of Notes (as defined in the Indenture) issued pursuant to the Indenture, the principal terms of which are set forth in this Indenture Supplement.

“WachoviaSeries Principal Allocation Percentage” means, with respect to any Monthly Period, for the WachoviaSeries Notes, a fraction, the numerator of which is equal to the sum of (1) for all Classes or Tranches of WachoviaSeries Notes in an Amortization Period (exclusive of (x) any Class or Tranche of WachoviaSeries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of WachoviaSeries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Classes or Tranches of WachoviaSeries Notes as of the close of business on the day prior to the commencement of the most recent Amortization Period for such Class or Tranche of the WachoviaSeries plus (2) for all other Classes or Tranches of WachoviaSeries Notes Outstanding the sum of (a) the Nominal Liquidation Amount of such Classes or Tranches of WachoviaSeries Notes, as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of WachoviaSeries Notes, the Initial Dollar Principal Amount of such Class or Tranche plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Class or Tranche of WachoviaSeries Notes due to (x) the issuance of additional Notes of such Class or Tranche of WachoviaSeries Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of WachoviaSeries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of WachoviaSeries Notes during such Monthly Period) for such Class or Tranche of WachoviaSeries Notes from the Principal Funding Account or applicable Principal Funding Sub-Account and the denominator of which is equal to the greater of (a) the sum of (1) the Average Principal Balance for such Monthly Period plus (2) the Excess Funding Amount following any deposit or withdrawal on the First Note Transfer Date in such Monthly Period and (b) the sum of the numerators used to calculate (1) the WachoviaSeries Principal Allocation Percentage for the related Monthly Period and (2) the Noteholder Percentages for the allocation of Principal Collections for all other Series of Notes for such Monthly Period.

Section 1.02.

Governing Law.  THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.03.

Counterparts.  This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04.

Ratification of Indenture.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

THE WACHOVIASERIES NOTES

Section 2.01.

Creation and Designation.

(a)

There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as the “Wachovia Card Master Trust, WachoviaSeries” or the “WachoviaSeries.”  The WachoviaSeries is a multi-tranche Series that will be issued in three Classes, the first of which shall be known as the “WachoviaSeries Class A Notes,” which notes shall belong to Class A; the second of which shall be known as the “WachoviaSeries Class B Notes,” which notes shall belong to Class B; and the third of which shall be known as the “WachoviaSeries Class C Notes,” which notes shall belong to Class C.  Each Class of WachoviaSeries Notes may consist of one or more Tranches.

(b)

The WachoviaSeries Notes shall be secured by the Collateral.  The WachoviaSeries shall be a Shared Excess Available Finance Charge Collections Series and shall be included in Shared Excess Available Finance Charge Collections Group A.  The WachoviaSeries shall not be in any other Group (as defined in the Indenture).  The WachoviaSeries shall not be subordinated to any other Series of Notes.

(c)

Notwithstanding the allocation provisions of the Indenture, this Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the WachoviaSeries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, the WachoviaSeries Noteholders shall agree  by acceptance of their WachoviaSeries Notes that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.  Further, the WachoviaSeries Noteholders shall agree  by acceptance of their WachoviaSeries Notes that such agreement constitutes a subordination agreement for purposes of subsection 510(a) of the Bankruptcy Code.

Section 2.02.

New Issuances of WachoviaSeries Notes.  The Issuing Entity may issue new Tranches of WachoviaSeries Notes (including additional WachoviaSeries Notes of an Outstanding Tranche), so long as the following conditions precedent are satisfied:

(i)

on or before the date that the new issuance is to occur, the Issuing Entity will have delivered to the Indenture Trustee and each Note Rating Agency a Terms Document relating to the applicable Tranche of WachoviaSeries Notes;

(ii)

if the issuance of WachoviaSeries Notes results in an increase in the targeted deposit amount for any Class C Reserve Sub-Account for any Tranche of Class C Notes, on such issuance date the Issuing Entity will have funded such increase with a cash deposit to the Class C Reserve Sub-Account for such Tranche of Class C Notes;

(iii)

the conditions specified in Section 3.10 of the Indenture and Section 2.03 of this Indenture Supplement, as applicable, are satisfied; and

(iv)

any other conditions specified in the related Terms Document.

Section 2.03.

Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of WachoviaSeries Notes.

(a)

Class A Required Subordinated Amount of Class B Notes.  On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes.  For purposes of this Section 2.03, the available subordinated amount of Class B Notes for such Tranche of Class A Notes as of any date means:

(i)

the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class B Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

(ii)

the aggregate amount of all Class A Usage of Class B Required Subordinated Amount by any Outstanding Tranche of Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

(iii)

the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all other Tranches of Outstanding Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments with respect to Class A Notes to be made on that date.

(b)

Class A Required Subordinated Amount of Class C Notes.  On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes.  For purposes of this Section 2.03, the available subordinated amount of Class C Notes for such Tranche of Class A Notes as of any date means:

(i)

the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class C Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

(ii)

the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

(iii)

the aggregate amount of Class A Required Subordinated Amount of Class C Notes for all other Tranches of Outstanding Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

(c)

Class B Required Subordinated Amount of Class C Notes.  On the issuance date of a Tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes.  For purposes of this Section 2.03, the available subordinated amount of Class C Notes for such Tranche of Class B Notes as of any date means:

(i)

the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class C Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

(ii)

the sum of (x) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class B Notes on that date and (y) the aggregate amount of Class A Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes equal to zero, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

(iii)

the sum of (x) the aggregate amount of Class B Required Subordinated Amount of Class C Notes for all other Tranches of Outstanding Class B Notes on that date and (y) the aggregate amount of Class A Required Subordinated Amount of Class C Notes for all Outstanding Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes equal to zero, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

(d)

Alteration of the Required Subordinated Amount.  The Issuing Entity shall be permitted to change the Required Subordinated Amount for any Tranche of WachoviaSeries Notes, or the method of computing the Required Subordinated Amount at any time without the consent of Noteholders provided the conditions specified in Section 3.11 of the Indenture are satisfied.

[END OF ARTICLE II]

ARTICLE III

ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.01.

Allocations of Finance Charge Collections, the Default Amount and the Servicing Fee to the WachoviaSeries Notes.

(a)

With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall allocate to the WachoviaSeries Notes or any Class or Tranche of WachoviaSeries Notes an amount equal to the product of (i) the WachoviaSeries Floating Allocation Percentage and (ii) the sum of the Finance Charge Collections for such Monthly Period and the investment earnings for such Monthly Period on amounts on deposit in the Collection Account and the Excess Funding Account established for the benefit of all Notes.

(b)

With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall allocate to the WachoviaSeries Notes an amount equal to the WachoviaSeries Default Amount for such Monthly Period.

(c)

With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall allocate to the WachoviaSeries Notes an amount equal to the Servicing Fee for such Monthly Period.

Section 3.02.

Allocations of WachoviaSeries Available Finance Charge Collections.  With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, will apply an amount equal to the sum of (i) Finance Charge Collections allocated to the WachoviaSeries pursuant to subsection 3.01(a), (ii) any amounts to be treated as WachoviaSeries Available Finance Charge Collections pursuant to subsections 3.05(a) and 3.22(d), (iii) any Shared Excess Available Finance Charge Collections from other Series in Shared Excess Available Finance Charge Collections Group A allocated to the WachoviaSeries pursuant to Section 3.27 and (iv) any amounts to be treated as WachoviaSeries Available Finance Charge Collections pursuant to any Terms Document (such amounts, the “WachoviaSeries Available Finance Charge Collections”) as follows:

(a)

first, on the applicable Note Transfer Date for each Tranche of WachoviaSeries Notes, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.03;

(b)

second, on the First Note Transfer Date, to pay to the Servicer the Servicing Fee plus any previously due and unpaid Servicing Fee;

(c)

third, on the First Note Transfer Date, to be treated as WachoviaSeries Available Principal Collections for application in accordance with Section 3.09 in an amount equal to the WachoviaSeries Default Amount for the related Monthly Period;

(d)

fourth, on the First Note Transfer Date, to be treated as WachoviaSeries Available Principal Collections pursuant to Section 3.07 for application in accordance with Section 3.09 in an amount equal to the aggregate Nominal Liquidation Amount Deficit, if any, of the WachoviaSeries Notes;

(e)

fifth, on the applicable Note Transfer Date for each Tranche of Class C Notes, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.24;

(f)

sixth, on the applicable Note Transfer Date for each Tranche of WachoviaSeries Notes, to make any other payments or deposits required by the Terms Documents of any Class or Tranche of WachoviaSeries Notes;

(g)

seventh, on the First Note Transfer Date, to be treated as Shared Excess Available Finance Charge Collections for application in accordance with Section 3.27; and

(h)

eighth, on the First Note Transfer Date, any Unapplied Excess Finance Charge Collections, to the holders of the Transferor Certificate.

Section 3.03.

Targeted Deposits to the Interest Funding Account.  The deposit targeted pursuant to subsection 3.02(a) with respect to any Monthly Period to be deposited to the Interest Funding Account on the applicable Note Transfer Date in the following Monthly Period for each Tranche of WachoviaSeries Notes shall equal the sum of the following amounts.  A single Tranche of WachoviaSeries Notes may be entitled to more than one of the following targeted deposits.  The targeted deposit with respect to any Monthly Period shall also include any shortfall in the targeted deposit with respect to any prior Monthly Period which has not been previously deposited.

(a)

Interest Payments.  The deposit targeted for any Tranche of Outstanding Interest-bearing Notes with respect to any Monthly Period to be deposited on the applicable Note Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that Tranche of WachoviaSeries Notes during the period from and including the Monthly Interest Accrual Date in such Monthly Period (or, in the case of the first Monthly Interest Accrual Date with respect to that Tranche of WachoviaSeries Notes, from and including the date of issuance of that Tranche of WachoviaSeries Notes) to but excluding the Monthly Interest Accrual Date in the following Monthly Period.

(b)

Amounts Owed to Derivative Counterparties.  If a Tranche of Outstanding WachoviaSeries Dollar Notes or WachoviaSeries Foreign Currency Notes that has a Performing or non-Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of WachoviaSeries Notes with respect to such Monthly Period to be deposited on the applicable Note Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the applicable Terms Document for such Tranche of WachoviaSeries Notes.

(c)

WachoviaSeries Discount Notes.  The deposit targeted for a Tranche of Outstanding WachoviaSeries Discount Notes for such Monthly Period will be equal to the amount of accretion of principal of that Tranche of WachoviaSeries Notes from and including the Monthly Principal Accrual Date in such Monthly Period (or in the case of the first Monthly Principal Accrual Date with respect to that Tranche of WachoviaSeries Notes, from and including the date of issuance of that Tranche of WachoviaSeries Notes) to but excluding the Monthly Principal Accrual Date in the following Monthly Period.

(d)

Specified Deposits.  If the Terms Document for a Tranche of WachoviaSeries Notes specifies a deposit in addition to or different from the deposits described above to be made to the Interest Funding Sub-Account for that Tranche of WachoviaSeries Notes, the deposit targeted for that Tranche of WachoviaSeries Notes with respect to such Monthly Period and the applicable Note Transfer Date will be such specified amount.

(e)

Additional Interest.  Unless otherwise specified in the applicable Terms Document, the deposit targeted for any Tranche of Outstanding Notes that has accrued and overdue interest will include the interest accrued on that overdue interest during the period from and including the prior Monthly Interest Accrual Date to but excluding the current Monthly Interest Accrual Date at the rate of interest applicable to the principal of such Tranche during that period.

Section 3.04.

Allocations of WachoviaSeries Available Finance Charge Collections to the Interest Funding Account and to the Interest Funding Sub-Accounts.  The aggregate amount to be deposited to the Interest Funding Account pursuant to subsection 3.02(a) will, at the written direction of the Servicer, be allocated, and a portion deposited, into the Interest Funding Sub-Account for each Tranche of WachoviaSeries Notes on the applicable Note Transfer Date as follows:

(a)

WachoviaSeries Available Finance Charge Collections at Least Equal to or Greater than Targeted Amounts.  If the amount of funds available for a Monthly Period pursuant to Section 3.02 is at least equal to or greater than the aggregate amount of the deposits and payments targeted by Section 3.03 with respect to such Monthly Period, then the full amount of each such deposit and payment will be made to the applicable Interest Funding Sub-Accounts.

(b)

WachoviaSeries Available Finance Charge Collections are Less than Targeted Amounts.  If the amount of funds available for a Monthly Period pursuant to Section 3.02 is less than the aggregate amount of the deposits targeted by Section 3.03 with respect to such Monthly Period, then the amount available will be allocated to each Tranche of WachoviaSeries Notes as follows:

(i)

first, to each Tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class A Notes, and

(ii)

second, to each Tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class B Notes, and

(iii)

third, to each Tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class C Notes.

Section 3.05.

Amounts to be Treated as WachoviaSeries Available Finance Charge Collections; Payments Received from Derivative Counterparties for Interest in a Foreign Currency; Other Deposits to the Interest Funding Sub-Accounts.  The following deposits and payments will be made on the following dates:

(a)

Amounts to be Treated as WachoviaSeries Available Finance Charge Collections.  In addition to Available Finance Charge Collections allocated to the WachoviaSeries pursuant to subsection 3.01(a), any Shared Excess Available Finance Charge Collections from other Series in Shared Excess Available Finance Charge Collections Group A pursuant to Section 3.27 and any amounts to be treated as WachoviaSeries Available Finance Charge Collections pursuant to any Terms Document, the following amounts shall be treated as WachoviaSeries Available Finance Charge Collections for application in accordance with this Article III with respect to any Monthly Period:

(i)

Segregated WachoviaSeries Finance Charge Collections.  The aggregate amount of Segregated WachoviaSeries Finance Charge Collections allocable to each Tranche of WachoviaSeries Notes which is used to cover the aggregate Principal Funding Sub-Account Earnings Shortfall for each Tranche of WachoviaSeries Notes pursuant to Section 3.30.

(ii)

Dollar Payments from Derivative Counterparties for Interest.  Dollar payments received under Derivative Agreements for interest for any Tranche of WachoviaSeries Notes.

(iii)

Sub-Account Earnings.  The aggregate amount of Principal Funding Sub-Account Earnings from all Principal Funding Sub-Accounts and the aggregate amount of Interest Funding Sub-Account Earnings from all Interest Funding Sub-Accounts.

(b)

Foreign Currency Payments From Derivative Counterparties for Interest.  Payments received under Derivative Agreements for WachoviaSeries Notes with interest payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

(c)

Other Deposits to the Interest Funding Sub-Accounts.

(i)

Class C Reserve Account.  Withdrawals made from the Class C Reserve Account pursuant to subsection 3.25(a) will be deposited into the applicable Interest Funding Sub-Account for the applicable Tranche of Class C Notes on the applicable Note Transfer Date for such Tranche of Class C Notes.

(ii)

Sales Proceeds.  Sales Proceeds received by the Issuing Entity pursuant to subsection 3.22(c)(ii) for any Tranche of WachoviaSeries Notes will be deposited into the applicable Interest Funding Sub-Account on the date of receipt by the Issuing Entity.

(iii)

Other Amounts.  The Terms Document for any Tranche may include additional amounts which are to be deposited into the applicable Interest Funding Sub-Account on each applicable Note Transfer Date.

Section 3.06.

Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount of Subordinated Classes.  If there is an Investor Charge-Off on any First Note Transfer Date, that reduction will be allocated (and reallocated) on that date to each Tranche of WachoviaSeries Notes as set forth in this Section 3.06.

(a)

Initially, the amount of such Investor Charge-Off will be allocated to each Tranche of Outstanding WachoviaSeries Notes pro rata based on the ratio of the Nominal Liquidation Amount used for such Tranche in the calculation of the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period to the aggregate Nominal Liquidation Amount used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

(b)

Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (c) and (e), and the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) and not reallocated to the Class C Notes due to the limitations set forth in clauses (c) and (e) will be reallocated to the Class B Notes subject to the limitations set forth in clauses (c) and (e).  Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) or reallocated to the Class B Notes pursuant to the preceding sentence will be reallocated to the Class C Notes subject to the limitations set forth in clauses (d) and (e).  Any amount of Investor Charge-Offs which cannot be reallocated from a Senior Class to a Subordinated Class due to the limitations in clauses (c), (d) and (e) will reduce the Nominal Liquidation Amount of the related senior Tranche of WachoviaSeries Notes.

(c)

(i)

The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class C Notes, that Tranche’s Class A Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of WachoviaSeries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche’s Class A Required Subordinated Amount of Class C Notes.

(ii)

The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class B Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class B Notes, that Tranche’s Class A Usage of Class B Required Subordinated Amount (computed before giving effect to any reallocations of WachoviaSeries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche’s Class A Required Subordinated Amount of Class B Notes.

(d)

The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class B Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and such reallocation from that Tranche of Class B Notes and reallocations from any Tranche of Class A Notes to any Tranche of Class C Notes, that Tranche’s Class B Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of WachoviaSeries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche’s Class B Required Subordinated Amount of Class C Notes.

(e)

(i)

The amount permitted to be reallocated to Tranches of Class C Notes pursuant to clause (b) will be applied to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount used for that Tranche of Class C Notes in the calculation of the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount for all Class C Notes in the WachoviaSeries used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

(ii)

In no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any Tranche of Class C Notes be reduced below zero.

(iii)

The amount permitted to be reallocated to Tranches of Class B Notes pursuant to clause (b) will be applied to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount used for that Tranche of Class B Notes in the calculation of the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount for all Class B Notes in the WachoviaSeries used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

(iv)

In no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any Tranche of Class B Notes be reduced below zero.

(f)

In the case of each Tranche of WachoviaSeries Notes, the Nominal Liquidation Amount of each such Tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that Tranche of WachoviaSeries Notes, less the amount of Investor Charge-Offs that are reallocated from that Tranche of WachoviaSeries to a Subordinated Class of WachoviaSeries Notes.

Section 3.07.

Allocations of Reimbursements of Nominal Liquidation Amount Deficits.  If, with respect to any Monthly Period, there are WachoviaSeries Available Finance Charge Collections available pursuant to subsection 3.02(d) to reimburse any Nominal Liquidation Amount Deficits, such funds will be allocated to each Tranche of WachoviaSeries Notes on the First Note Transfer Date in the immediately succeeding Monthly Period as follows:

(a)

first, to each Tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of WachoviaSeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(b)

second, to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of WachoviaSeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche, and

(c)

third, to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficits thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of WachoviaSeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

Section 3.08.

Allocations of Principal Collections to the WachoviaSeries Notes.  With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall allocate to the WachoviaSeries Notes an amount equal to the product of (i) the WachoviaSeries Principal Allocation Percentage and (ii) the Principal Collections for such Monthly Period.

Section 3.09.

Application of WachoviaSeries Available Principal Collections.  With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall apply an amount equal to the sum of (i) Principal Collections allocated to the WachoviaSeries pursuant to Section 3.08, (ii) any amounts to be treated as WachoviaSeries Available Principal Collections pursuant to subsection 3.14(a), (iii) any Shared Excess Available Principal Collections allocated to the WachoviaSeries pursuant to Section 3.28 and (iv) any amounts to be treated as WachoviaSeries Available Principal Collections allocated to the WachoviaSeries pursuant to any Terms Document (such amounts, the “WachoviaSeries Available Principal Collections”) as follows:

(a)

first, if after giving effect to deposits to be made on each Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(a), any Tranche of Class A Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Note Transfer Date, then WachoviaSeries Available Principal Collections (in an amount not to exceed the product of (x) the WachoviaSeries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

(i)

the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class A Notes; and

(ii)

an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes plus (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date);

(b)

second, if after giving effect to deposits to be made on each Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(a) any Tranche of Class B Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Note Transfer Date, then WachoviaSeries Available Principal Collections (in an amount, not less than zero, not to exceed the excess of (I) the product of (x) the WachoviaSeries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over (II) the aggregate amount of such WachoviaSeries Available Principal Collections reallocated pursuant to clause (a) above) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

(i)

the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class B Notes; and

(ii)

an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of WachoviaSeries Available Principal Collections pursuant to clause (a) above);

(c)

third, if after giving effect to payments to be made on the First Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(b), the Servicer will not receive the full amount of the Servicing Fees allocable to the Class A Notes to be paid pursuant to subsection 3.02(b) on such First Note Transfer Date, then WachoviaSeries Available Principal Collections (in an amount, not less than zero, not to exceed the excess of (I) the product of (x) the WachoviaSeries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over (II) the aggregate amount of such WachoviaSeries Available Principal Collections reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

(i)

the amount of the deficiency allocated to such Tranche of Class A Notes pro rata pursuant to Section 3.10; and

(ii)

an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes plus (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the allocation of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of WachoviaSeries Available Principal Collections pursuant to clauses (a) and (b) above);

(d)

fourth, if after giving effect to payments to be made on the First Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(b), the Servicer will not receive the full amount of the Servicing Fees allocable to the Class B Notes to be paid pursuant to subsection 3.02(b) on such First Note Transfer Date, then WachoviaSeries Available Principal Collections (in an amount, not less than zero, not to exceed the excess of (I) the product of (x) the WachoviaSeries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over (II) the aggregate amount of such WachoviaSeries Available Principal Collections reallocated pursuant to clauses (a) through (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

(i)

the amount of the deficiency allocated to such Tranche of Class B Notes pro rata pursuant to Section 3.10; and

(ii)

an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to the allocation of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of WachoviaSeries Available Principal Collections pursuant to clauses (a) through (c) above);

(e)

fifth, to make the targeted deposits on the applicable Note Transfer Dates in the immediately succeeding Monthly Period to the Principal Funding Sub-Accounts for all Tranches of WachoviaSeries Notes pursuant to Section 3.12;

(f)

sixth, to be treated as Shared Excess Available Principal Collections on each applicable Note Transfer Date for the benefit of other Series up to their related Series Available Principal Collection Shortfalls;

(g)

seventh, to be deposited in the Excess Funding Account until the Transferor Amount for the prior Monthly Period equals or exceeds the Required Transferor Amount for the prior Monthly Period and the Pool Balance for such prior Monthly Period equals or exceeds the Minimum Pool Balance for such prior Monthly Period; and

(h)

eighth, to be paid to the holders of the Transferor Certificate.

Section 3.10.

Allocation of Servicing Fee Shortfalls.  On each First Note Transfer Date if, after giving effect to payments to be made with respect to the prior Monthly Period pursuant to subsection 3.02(a), the Servicer has not received the full amount to be paid pursuant to subsection 3.02(b) with respect to such Monthly Period, the aggregate amount of such shortfall will be allocated to each Tranche of Outstanding WachoviaSeries Notes pro rata based on the ratio of the Nominal Liquidation Amount used for such Tranche in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period to the aggregate Nominal Liquidation Amount for all Outstanding Tranches of WachoviaSeries Notes used in the calculation of the WachoviaSeries Floating Allocation Percentage for such Monthly Period.

Section 3.11.

Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of WachoviaSeries Available Principal Collections.

(a)

Each reallocation of WachoviaSeries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class A Notes pursuant to subsection 3.09(a) will reduce the Nominal Liquidation Amount of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(b)

Each reallocation of WachoviaSeries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class A Notes pursuant to subsection 3.09(a) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount of the Class B Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(c)

Each reallocation of WachoviaSeries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class B Notes pursuant to subsection 3.09(b) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(d)

Each reallocation of WachoviaSeries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(c) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) and (c) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to clauses (a) and (c) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(e)

Each reallocation of WachoviaSeries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(c) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (b) above) of the Class B Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to clause (b) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(f)

Each reallocation of WachoviaSeries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(d) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (c) and (d) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

(g)

The aggregate amount of the reallocation of WachoviaSeries Available Principal Collections which reduce the Nominal Liquidation Amount of Class B Notes pursuant to clauses (b) and (e) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of each Tranche of the Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class B Notes used in the WachoviaSeries Floating Allocation Percentage for the related Monthly Period to the Nominal Liquidation Amount for all Class B Notes used in the WachoviaSeries Floating Allocation Percentage for the related Monthly Period; provided, however, that the amount of any such reduction of the Nominal Liquidation Amount of a Tranche of Class B Notes will be limited by the aggregate amount of such reduction which results in a reduction of the Nominal Liquidation Amount of the Class C Notes pursuant to clause (h) below.

(h)

Each reallocation of WachoviaSeries Available Principal Collections which reduces the Nominal Liquidation Amount of Class B Notes pursuant to clause (g) above may be reallocated to the Class C Notes and such reallocation will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (c), (d) and (f) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to clauses (a), (c), (d) and (f) above and any reductions pursuant to Section 3.06 on such First Note Transfer Date).

(i)

The aggregate amount of the reallocation of WachoviaSeries Available Principal Collections which reduce the Nominal Liquidation Amount of Class C Notes pursuant to clauses (a), (c), (d), (f) and (h) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of each Tranche of the Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class C Notes used in the WachoviaSeries Floating Allocation Percentage for the related Monthly Period to the Nominal Liquidation Amount for all Class C Notes used in the WachoviaSeries Floating Allocation Percentage for the related Monthly Period.

Section 3.12.

Targeted Deposits of WachoviaSeries Available Principal Collections to the Principal Funding Account and the Principal Funding Sub-Account.  The amount of the deposit targeted for any Tranche of WachoviaSeries Notes with respect to any Monthly Period to be deposited into the Principal Funding Sub-Account for that Tranche on the applicable Note Transfer Date in the immediately succeeding Monthly Period will be the sum of (i) the amount determined pursuant to clause (a), (b), (c), (d) or (e) of this Section 3.12 with respect to such Tranche for such Monthly Period, as applicable and (ii) any deposit targeted pursuant to clause (i) with respect to such Tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of Investor Charge-Offs and any reallocations of WachoviaSeries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately succeeding Monthly Period).

(a)

Principal Payment Date.  With respect to the Monthly Period immediately preceding any Principal Payment Date, the deposit targeted for that Tranche of WachoviaSeries Notes, unless otherwise specified in the applicable Terms Document, will be equal to the Nominal Liquidation Amount of that Tranche of WachoviaSeries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of Investor Charge-Offs and any reallocations of WachoviaSeries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately following Monthly Period).

(b)

Budgeted Deposits.  (i)  Subject to subsection 3.12(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding Sub-Account for that Tranche will be the Controlled Accumulation Amount for that Tranche specified in the applicable Terms Document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period related to the Scheduled Principal Payment Date of that Tranche of WachoviaSeries Notes, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such Tranche of WachoviaSeries Notes as of such Scheduled Principal Payment Date.

(ii)

Notwithstanding anything to the contrary in clause (i), on or before the Determination Date immediately preceding the first business day of the month that is twelve (12) whole calendar months prior to the Scheduled Principal Payment Date of any Tranche of WachoviaSeries Notes, and each Determination Date thereafter until the Accumulation Commencement Date, the Servicer will determine the “Accumulation Period Length” which shall equal a number of months not less than the number of whole calendar months reasonably expected by the Servicer to be necessary to accumulate from WachoviaSeries Available Principal Collections an amount equal to the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes; provided, however, that the Accumulation Period Length will not be determined to be less than one whole calendar month; provided further, however, that if the Servicer determines that the Accumulation Period Length will be less than twelve (12) whole calendar months, the Servicer shall on the first Determination Date on which the Accumulation Period Length is determined send written notice to the Indenture Trustee and each Note Rating Agency then rating any Outstanding WachoviaSeries Notes, which notice shall state the applicable Accumulation Period Length.

(c)

Prefunding of the Principal Funding Account of Senior Classes.  If the Issuing Entity determines with respect to any Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations, payments and deposits that will be made on the First Note Transfer Date and each Note Transfer Date occurring in the immediately succeeding Monthly Period, the Prefunding Target Amount of such Class is greater than zero, the targeted deposit to the Principal Funding Sub-Accounts for such Class will be the Prefunding Target Amount for the WachoviaSeries for such Monthly Period.

(d)

Event of Default, Early Amortization Event, Other Optional or Mandatory Redemption.  If any Tranche of WachoviaSeries Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Amortization Event with respect to any Tranche of WachoviaSeries Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any Tranche of WachoviaSeries Notes, the deposit targeted for that Tranche of WachoviaSeries Notes with respect to that Monthly Period and each following Monthly Period will be equal to the Nominal Liquidation Amount of that Tranche of WachoviaSeries Notes (computed immediately before giving effect to such deposit but after giving effect  to any reductions of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of Investor Charge-Offs and any reallocations of WachoviaSeries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately succeeding Monthly Period).

(e)

Amounts Owed to Derivative Counterparties.  If a Tranche of Outstanding WachoviaSeries Dollar Notes or WachoviaSeries Foreign Currency Notes has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of WachoviaSeries Notes on each Note Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

 (f)

Qualified Maturity Agreement.  (i) The Issuing Entity may elect to suspend the start of the Accumulation Period for a Tranche of Notes if it obtains, at its option, a Qualified Maturity Agreement and upon the delivery of: (i) a Tax Opinion with respect to such suspension and (ii) an Opinion of Counsel addressed to the Indenture Trustee and the Issuing Entity as to the due authorization, execution and delivery and the validity, legality and enforceability of such Qualified Maturity Agreement.  The Qualified Maturity Agreement will terminate after the Scheduled Principal Payment Date.  However, the Issuing Entity may terminate the Qualified Maturity Agreement earlier (a) if it obtains a substitute Qualified Maturity Agreement, (b) if a Qualified Institution which is a party to the Qualified Maturity Agreement ceases to be a Qualified Institution and the Issuing Entity, after using commercially reasonable efforts to obtain a substitute Qualified Maturity Agreement, is unable to obtain a substitute Qualified Maturity Agreement, or (c) upon the occurrence of an Early Amortization Event.  If a Qualified Institution which is a party to the Qualified Maturity Agreement ceases to be a Qualified Institution, the Issuing Entity shall provide written notice thereof to each Note Rating Agency.  If a Qualified Maturity Agreement is terminated early and a substitute Qualified Maturity Agreement is not obtained, the Accumulation Commencement Date will be the later of: (a) the date to which the Accumulation Commencement Date may be postponed as determined on the date of such termination, or (b) the first day of the Monthly Period following the termination of the Qualified Maturity Agreement.

(ii) The Issuing Entity shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Funding Sub-Account for a Tranche of Notes on the Business Day preceding the Scheduled Principal Payment Date an amount up to the Outstanding Dollar Principal Amount, but not to exceed the Nominal Liquidation Amount of such Tranche of Notes, as of the close of business on such date; provided, however, that the Issuing Entity may instead elect to fund all or a portion of such deposit with the proceeds of the issuance of a new Tranche of Notes but such election shall not relieve the provider of the Qualified Maturity Agreement of its obligation thereunder except to the extent of such proceeds deposited by the Issuing Entity in the Principal Funding Sub-Account.

Section 3.13.

Allocations among Principal Funding Sub-Accounts.  Subject to the restrictions of Section 3.17, the aggregate amount of the deposits to be made to the Principal Funding Sub-Accounts for each Tranche of WachoviaSeries Notes pursuant to Section 3.12 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding Sub-Account for each Tranche of WachoviaSeries Notes, as follows:

(a)

WachoviaSeries Available Principal Collections Are At Least Equal to Targeted Amount.  Subject to clause (c) below, if WachoviaSeries Available Principal Collections remaining after giving effect to subsections 3.09(a) through (d) are equal to or greater than the aggregate amount of WachoviaSeries Available Principal Collections targeted to be deposited into the Principal Funding Sub-Accounts for all Tranches of WachoviaSeries Notes pursuant to Section 3.12, then that targeted amount will be deposited in the Principal Funding Sub-Account established for each Tranche of WachoviaSeries Notes.

(b)

WachoviaSeries Available Principal Collections Are Less Than Targeted Amounts.  Subject to clause (c) below, if WachoviaSeries Available Principal Collections remaining after giving effect to subsections 3.09(a) through (d) are less than the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts for all Tranches of WachoviaSeries Notes pursuant to Section 3.12, then remaining WachoviaSeries Available Principal Collections will be deposited in the Principal Funding Sub-Account established for each Tranche of WachoviaSeries Notes in the following priority:

(i)

first, the amount available will be allocated to the Class A Notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class A Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class A Notes pursuant to Section 3.12;

(ii)

second, the amount available after the application in clause (i) above will be allocated to the Class B Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class B Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class B Notes pursuant to Section 3.12; and

(iii)

third, the amount available after the applications in clauses (i) and (ii) above will be allocated to the Class C Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class C Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class C Notes pursuant to Section 3.12.

(c)

Reallocation of Deposits to the Principal Funding Sub-Account of any Subordinated Tranche of WachoviaSeries Notes.  If the restrictions of subsection 3.17(a) prevent the deposit of WachoviaSeries Available Principal Collections into the Principal Funding Sub-Account of any Subordinated Tranche of WachoviaSeries Notes, the aggregate amount of WachoviaSeries Available Principal Collections available to make the targeted deposit for such Subordinated Tranche will be allocated first, if applicable, to each Tranche of Class A Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of WachoviaSeries Notes for such Tranche of Class A Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of WachoviaSeries Notes for all Tranches of Class A Notes and, second, if applicable, to each Tranche of Class B Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of WachoviaSeries Notes for such Tranche of Class B Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of WachoviaSeries Notes for all Tranches of Class B Notes.

Section 3.14.

Amounts to be Treated as WachoviaSeries Available Principal Collections; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts.  The following deposits and payments will be made on the following dates:

(a)

Amounts to be Treated as WachoviaSeries Available Principal Collections.  In addition to Available Principal Collections allocated to the WachoviaSeries pursuant to Section 3.08 hereof, any Shared Excess Available Principal Collections allocated to the WachoviaSeries pursuant to Section 3.28 and any amounts to be treated as WachoviaSeries Available Principal Collections pursuant to any Terms Document, the following amounts shall be treated as WachoviaSeries Available Principal Collections for application in accordance with this Article III with respect to any Monthly Period:

(i)

WachoviaSeries Available Finance Charge Collections.  WachoviaSeries Available Principal Collections will include WachoviaSeries Available Finance Charge Collections to be treated as WachoviaSeries Available Principal Collections pursuant to subsection 3.02(c) or 3.02(d).

(ii)

Dollar Payments from Derivative Counterparties for Principal.  Dollar payments received under Derivative Agreements for principal for any Tranche of WachoviaSeries Notes will be treated as WachoviaSeries Available Principal Collections.

(b)

Payments Received from Derivative Counterparties.  Payments received under Derivative Agreements for WachoviaSeries Notes with principal payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

(c)

Class C Reserve Sub-Account.  Withdrawals made from the Class C Reserve Sub-Account for any Tranche of Class C Notes pursuant to subsection 3.25(b) will be deposited into the applicable Principal Funding Sub-Account on the applicable Note Transfer Date.

(d)

Sale Proceeds.  Sales Proceeds received pursuant to subsection 3.22(c)(i) for any Tranche of WachoviaSeries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuing Entity.

(e)

Issuance Proceeds.  If any Tranche of WachoviaSeries Notes remains Outstanding after its Scheduled Principal Payment Date, issuance proceeds received pursuant to the issuance of a new Tranche of WachoviaSeries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuing Entity and applied to pay the Outstanding Dollar Principal Amount of such Tranche of WachoviaSeries Notes on the next succeeding Principal Payment Date for such Tranche of WachoviaSeries Notes; provided, that the Servicer may, upon five Business Days’ prior written notice to the Indenture Trustee, specify a special Principal Payment Date and Interest Payment Date which may occur on any Business Day and on which the Outstanding  Dollar Principal Amount and all accrued and unpaid interest through such date shall be paid on the Notes.

Section 3.15.

Withdrawals from Interest Funding Account.  Withdrawals made pursuant to this Section 3.15 with respect to any Tranche of WachoviaSeries Notes will be made from the Interest Funding Sub-Account established for that Tranche only after all allocations and reallocations have been made pursuant to Sections 3.03, 3.04, 3.05 and 3.09.  In no event will the aggregate amount of the withdrawals from an Interest Funding Sub-Account for any month be more than the amount on deposit in the applicable Interest Funding Sub-Account.  A single Tranche of WachoviaSeries Notes may be entitled to more than one of the following withdrawals in any month.

(a)

Withdrawals for WachoviaSeries Dollar Notes.  On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of WachoviaSeries Dollar Notes, an amount equal to the interest due on the applicable Tranche of WachoviaSeries Notes on such Interest Payment Date (including any overdue interest payments and additional interest on overdue interest payments with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(b)

Withdrawals for Foreign Currency Notes with a non-Performing Derivative Agreement for Interest.  On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of WachoviaSeries Foreign Currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from that Interest Funding Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(c)

Withdrawals for WachoviaSeries Discount Notes.  On each applicable Monthly Principal Accrual Date, with respect to each Tranche of WachoviaSeries Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of WachoviaSeries Notes from the prior Monthly Principal Accrual Date (or, in the case of the first Principal Payment Date, the date of issuance of that Tranche) to but excluding the applicable Monthly Principal Accrual Date will be withdrawn from that Interest Funding Sub-Account and, first, deposited in the Excess Funding Account until the Transferor Amount for the prior Monthly Period equals or exceeds the Required Transferor Amount for the prior Monthly Period and the Pool Balance for such prior Monthly Period equals or exceeds the Minimum Pool Balance for such prior Monthly Period, and then paid to the holder of the Transferor Certificate.

(d)

Withdrawals for Payments to Derivative Counterparties.  On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of WachoviaSeries Notes which has a Performing or non-Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including, if applicable, any overdue interest payments and any additional interest on overdue interest payments) will be withdrawn from that Interest Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

(e)

Excess Amounts.  After payment in full of any Tranche of WachoviaSeries Notes, any amount remaining on deposit in the applicable Interest Funding Sub-Account will be first, to the extent needed, allocated among and deposited to the Interest Funding Sub-Account of the Tranches of WachoviaSeries Notes in the manner, order and priority set forth in subsection 3.04(b), second, to the extent needed, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of WachoviaSeries Notes in the manner, order and priority set forth in subsection 3.13(b), and third, paid to the holder of the Transferor Certificate.

If the aggregate amount available for withdrawal from an Interest Funding Sub-Account for any Tranche of WachoviaSeries Notes in a Monthly Period is less than all withdrawals required to be made from that Interest Funding Sub-Account for that Tranche in a Monthly Period after giving effect to all deposits, then the amounts on deposit in that Interest Funding Sub-Account will be withdrawn and, if payable to more than one Person, applied pro rata based on the amount of each of the withdrawals required to be made.

Section 3.16.

Withdrawals from Principal Funding Account.  Withdrawals made pursuant to this Section 3.16 with respect to any Tranche of WachoviaSeries Notes will be made from the Principal Funding Sub-Accounts established for that Tranche only after all allocations have been made pursuant to Sections 3.12, 3.13 and 3.14.  In no event will the amount of the withdrawal for any Tranche of WachoviaSeries Notes be more than the amount on deposit in the applicable Principal Funding Sub-Account.  A single Tranche of WachoviaSeries Notes may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

(a)

Withdrawals for WachoviaSeries Dollar Notes with no Derivative Agreement for Principal.  On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of WachoviaSeries Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of WachoviaSeries Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(b)

Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal.  On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of WachoviaSeries Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document.  The Issuing Entity will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(c)

Withdrawals for WachoviaSeries Dollar Notes with a non-Performing Derivative Agreement for Principal.  On each applicable Principal Payment Date (or as specified in the applicable Terms Documents) with respect to each Tranche of WachoviaSeries Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Sub-Account, converted based on the applicable Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(d)

Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal.  On each Principal Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of WachoviaSeries Foreign Currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.  Any excess dollar amount will be retained on deposit in the applicable Principal Funding Sub-Account to be applied to make principal payments on following Principal Payment Dates.

(e)

Withdrawal of Prefunding Excess Amounts.  If the Issuing Entity on any date determines with respect to any Class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reimbursements, reallocations and payments on such date, the Prefunding Excess Amount of that Class is greater than zero, that amount will be withdrawn by the Servicer from the Principal Funding Sub-Account of that Class of WachoviaSeries Notes and first, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of WachoviaSeries Notes in the manner, order and priority set forth in subsection 3.13(b), second, deposited in the Excess Funding Account until the Transferor Amount for the prior Monthly Period equals or exceeds the Required Transferor Amount for the prior Monthly Period and the Pool Balance for such prior Monthly Period equals or exceeds the Minimum Pool Balance for such prior Monthly Period and, third, paid to the holder of the Transferor Certificate in respect of the Monthly Period in which such withdrawal occurs; provided, however, that the Servicer need not make such deposit or payment until the First Note Transfer Date following such Monthly Period.

(f)

Legal Maturity Date.  On the Legal Maturity Date of any Tranche of WachoviaSeries Notes, after giving effect to any deposits, allocations, reimbursements,  reallocations, sales of the Receivables or other payments to be made on that date, amounts on deposit in the Principal Funding Sub-Account of any Tranche of a Subordinated Class of WachoviaSeries Notes may be applied to pay principal of that Tranche, to make a payment under a Derivative Agreement with respect to principal of that Tranche or to make other payments as specified in the related Terms Document.

(g)

Excess Amounts.  Upon payment in full of any Tranche of WachoviaSeries Notes, any remaining amount on deposit in the applicable Principal Funding Sub-Account will be first, allocated among and deposited to the Interest Funding Sub-Account of the Tranches of WachoviaSeries Notes in the manner, order and priority set forth in subsection 3.04(b), second, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of WachoviaSeries Notes in the manner, order and priority set forth in subsection 3.13(b), and third, paid to the holder of the Transferor Certificate.

If the aggregate amount available for withdrawal from a Principal Funding Sub-Account for any Tranche of WachoviaSeries Notes is less than all withdrawals required to be made from that Principal Funding Sub-Account for that Tranche with respect to a Monthly Period, after giving effect to all deposits to be made with respect to such Monthly Period, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 3.17.

Limit on Deposits to the Principal Funding Sub-Account of Subordinated Class of WachoviaSeries Notes; Limit on Repayments of all Tranches.

(a)

Limit on Deposits to the Principal Funding Sub-Account of Subordinated Class of WachoviaSeries Notes.

(i)

No WachoviaSeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class B Notes unless, following such deposit, the available subordinated amount of Class B Notes is at least equal to the aggregate Class A Unused Subordinated Amount of Class B Notes for all Outstanding Class A Notes.  For this purpose, the available subordinated amount of Class B Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes of the WachoviaSeries which will be Outstanding after giving effect to any reductions in the Nominal Liquidation Amount of all such Outstanding Class B Notes occurring in such Monthly Period.

(ii)

No WachoviaSeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class C Notes unless, following such deposit, (A) the available subordinated amount of Class C Notes is at least equal to the Class B Unused Subordinated Amount of Class C Notes for all Outstanding Class B Notes and (B) the available subordinated amount of Class C Notes is at least equal to the Class A Unused Subordinated Amount of Class C Notes for all Outstanding Class A Notes.  For this purpose, the available subordinated amount of Class C Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes of the WachoviaSeries which will be Outstanding after giving effect to any reductions in the Nominal Liquidation Amount of all such Outstanding Class C Notes occurring in such Monthly Period.

(iii)

Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, WachoviaSeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of a Subordinated Class of WachoviaSeries Notes, if and only to the extent that (A) such deposit is not contrary to clause (a)(i) or (a)(ii) above and (B) the Prefunding Target Amount for each Senior Class of WachoviaSeries Notes is zero or the Prefunding Target Amount has been funded to the extent necessary for such Note Transfer Date.

(b)

Limit on Repayments of all Tranches.  No amounts on deposit in a Principal Funding Sub-Account of any Tranche of Class A Notes or Class B Notes will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of WachoviaSeries Foreign Currency Notes, such other amount that may be specified in the related Terms Document).  In the case of any Tranche of Class C Notes, no amounts on deposit in a Principal Funding Sub-Account or, if applicable, a Class C Reserve Sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of WachoviaSeries Foreign Currency Notes, such other amount that may be specified in the related Terms Document).

Section 3.18.

Calculation of Nominal Liquidation Amount.  On the date of issuance of a Tranche of WachoviaSeries Notes and on each Business Day thereafter, the Nominal Liquidation Amount of each Tranche of Outstanding Notes in the WachoviaSeries shall be the following amount:

(a)

as of the date of issuance of such Tranche of WachoviaSeries Notes, the Initial Dollar Principal Amount of such Tranche of WachoviaSeries Notes; and

(b)

thereafter, the sum of, without duplication:

(i)

the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes determined on the immediately prior date of determination; plus

(ii)

with respect to any Tranche of WachoviaSeries Discount Notes, the aggregate amount of any accretions of principal on that Tranche since the prior date of determination; plus

(iii)

the aggregate amount withdrawn from the Principal Funding Sub-Account pursuant to subsection 3.16(e) for such Tranche since the prior date of determination; plus

(iv)

such Tranche’s allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to subsection 3.02(d) since the prior date of determination determined as set forth in Section 3.07; plus

(v)

the aggregate initial principal amount of any additional Notes of such Tranche of WachoviaSeries Notes issued after the initial issuance date for such Tranche of WachoviaSeries Notes; minus

(vi)

such Tranche’s allocable share of all reallocations of WachoviaSeries Available Principal Collections pursuant to Section 3.09 since the prior date of determination, determined as set forth in Section 3.11; minus

(vii)

the amount of the reduction of the Nominal Liquidation Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.06; minus

(viii)

the amount deposited in the applicable Principal Funding Sub-Account for such Tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Tranche of WachoviaSeries Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Tranche of WachoviaSeries Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such Tranche and (3) the Nominal Liquidation Amount of any Tranche of WachoviaSeries Notes that has caused a sale of the Receivables pursuant to Section 3.22 or which has reached its Legal Maturity Date will be zero.

The Nominal Liquidation Amount for the WachoviaSeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of WachoviaSeries Notes.

Section 3.19.

[Reserved]

Section 3.20.

Netting of Deposits and Payments.  The Servicer, on behalf of the Issuing Entity, may, in its sole discretion, make all deposits to Interest Funding Sub-Accounts and Principal Funding Sub-Accounts pursuant to Sections 3.03 and 3.12 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.09 and (b) all payments to be made to Derivative Counterparties pursuant to Sections 3.15 and 3.16.

Section 3.21.

Pro Rata Payments within a Tranche.  All payments of principal, interest or other amounts to Holders of the WachoviaSeries Notes of a single Tranche will be made pro rata based on the Nominal Liquidation Amount of their Notes.

Section 3.22.

Sale of the Receivables for Notes that are Accelerated or Reach Legal Maturity.

(a)

(i)  If a Tranche of WachoviaSeries Notes has been accelerated pursuant to Section 6.02 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Holders of more than 66⅔% of the Outstanding Dollar Principal Amount of that Tranche of WachoviaSeries Notes will, cause the Indenture Trustee to sell Receivables (or interests therein) in a principal amount up to the Nominal Liquidation Amount of the affected Tranche; provided, however, that none of the Transferor, the Servicer any Affiliate of the Transferor or Servicer or any agent of the Transferor or Servicer shall be permitted to bid in connection with any sale of the Receivables in such case or to participate in such vote whether as a Noteholder or otherwise; provided further, however that the Transferor, the Servicer any Affiliate of the Transferor or Servicer or any agent of the Transferor or Servicer may be permitted to purchase Receivables for a price equal to the highest bid for such Receivables.

(ii)

Such a sale will be permitted only if at least one of the following conditions is met:

(A)

the Holders of more than 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of WachoviaSeries Notes consent; or

(B)

the net proceeds of such sale (plus amounts on deposit in the applicable Sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated Tranche of WachoviaSeries Notes; or

(C)

if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes, including (1) WachoviaSeries Available Finance Charge Collections and WachoviaSeries Available Principal Collections allocable to the accelerated Tranche of WachoviaSeries Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable Sub-Accounts, may not be sufficient on an ongoing basis to make all payments on the accelerated Tranche of WachoviaSeries Notes as such payments would have become due if such obligations had not been declared due and payable, and the Holders of more than 66⅔% of the aggregate Outstanding Dollar Principal Amount of Notes of the accelerated Tranche of WachoviaSeries Notes consent to the sale.

(iii)

In the case of an acceleration of a Tranche of WachoviaSeries Notes of a Subordinated Class, if the provisions of Section 3.17 would prevent the payment of the accelerated Tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding Sub-Accounts for the Senior Classes of WachoviaSeries Notes has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of WachoviaSeries Notes.

(b)

If the Nominal Liquidation Amount with respect to any Tranche of WachoviaSeries Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall sell or cause to be sold the Receivables (or interests therein) on that Legal Maturity Date in an amount up the Nominal Liquidation Amount of such Tranche of the WachoviaSeries Notes at the close of business on such date; provided, however, that none of the Transferor, the Servicer, any Affiliate of the Transferor or the Servicer or any agent of the Transferor or the Servicer shall be permitted to purchase the Receivables in such case or to participate in such vote whether as a Noteholder or otherwise; provided further, however that the Transferor, the Servicer any Affiliate of the Transferor or Servicer or any agent of the Transferor or Servicer may be permitted to purchase Receivables for a price equal to the highest bid for such Receivables.

Upon the occurrence of such sale, the Nominal Liquidation Amount of such Tranche of WachoviaSeries Notes shall be automatically reduced to zero and Available Principal Collections and Available Finance Charge Collections shall no longer be allocated to such Tranche of WachoviaSeries Notes.  Noteholders of such Tranche of WachoviaSeries Notes shall receive the proceeds of such sale in an amount not to exceed the Outstanding Dollar Principal Amount of, plus any accrued, past due and additional interest on, such Tranche of WachoviaSeries Notes.

(c)

Sales proceeds received with respect to a Tranche of WachoviaSeries Notes pursuant to clause (a) or (b) will be allocated in the following priority:

(i)

first, to be deposited in the Principal Funding Sub-Account for that Tranche of WachoviaSeries Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such Sub-Account to the Outstanding Dollar Principal Amount for such Tranche of WachoviaSeries Notes (notwithstanding any limitation in Section 3.12 to the contrary); and

(ii)

second, to be deposited in the Interest Funding Sub-Account of that Tranche of WachoviaSeries Notes, the balance of such sales proceeds.

(d)

Any amount remaining on deposit in the Interest Funding Sub-Account for a Tranche of WachoviaSeries Notes that has caused a sale of Receivables pursuant to this Section 3.22 after final payment thereof pursuant to Section 6.03 of the Indenture, will be treated as WachoviaSeries Available Finance Charge Collections.

Section 3.23.

Calculation of Prefunding Target Amount.

(a)

With respect to all Tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clause (i) or (ii) for the applicable Monthly Period:

(i)

The Prefunding Target Amount for Tranches of Class A Notes with respect to Class B Notes for any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class B Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

(ii)

The Prefunding Target Amount for Tranches of Class A Notes with respect to Class C Notes for any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

(b)

With respect to all Tranches of Class B Notes, the Prefunding Target Amount means with respect to Class C Notes for any Monthly Period an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

(c)

On any day during any Monthly Period on which the Prefunding Target Amount for any Tranche of senior notes first exceeds zero, the Issuing Entity will apply Segregated WachoviaSeries Finance Charge Collections, as set forth in subsection 3.05(a)(i).

Section 3.24.

Targeted Deposits to the Class C Reserve Account.

(a)

The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Monthly Period is an amount equal to the sum of Class C Reserve Sub-Account deposits, if any, targeted to be made for each specified Tranche of Class C Notes on the applicable Note Transfer Date in the immediately succeeding Monthly Period.  The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Class C Notes.  Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Class C Notes, these deposits will be made on each applicable Note Transfer Date for that Tranche of Class C Notes.

(b)

If, as determined on each Determination Date, the amount of funds which will be available on the applicable Note Transfer Date for a Tranche of Class C Notes pursuant to subsection 3.02(e) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)

If, as determined on each Determination Date, the amount of funds which will be available on the applicable Note Transfer Date for a Tranche of Class C Notes pursuant to subsection 3.02(e) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each Tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve Sub-Account pro rata based on the ratio of the Nominal Liquidation Amount of that Tranche used in the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class C Notes used in the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period that have a targeted deposit to its respective Class C Reserve Sub-Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be further allocated to each Tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve Sub-Account up to the amount of such remaining targeted deposit pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes used in the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class C Notes used in the WachoviaSeries Floating Allocation Percentage for the immediately preceding Monthly Period.

Section 3.25.

Withdrawals from the Class C Reserve Account.  Withdrawals for any Tranche of Class C Notes will be made from the applicable Class C Reserve Sub-Account as specified below.

(a)

Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on WachoviaSeries Discount Notes.  If the amount on deposit in the Interest Funding Sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.15, on the Note Transfer Date for a Tranche of Class C Notes, an amount equal to that deficiency will be withdrawn from the Class C Reserve Sub-Account for such Tranche and deposited into that Interest Funding Sub-Account.

(b)

Payments of Principal; Payments with Respect to Derivative Agreements for Principal.  If, on and after the earliest to occur of (i) the date on which any Tranche of Class C Notes is accelerated pursuant to Section 6.02 of the Indenture following an Event of Default and acceleration of maturity with respect to such Tranche, (ii) any date on or after the Note Transfer Date related to the Scheduled Principal Payment Date for such Tranche of Class C Notes on which the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve Sub-Account for such Tranche of Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class C Notes and (iii) the Legal Maturity Date for any Tranche of Class C Notes, the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.16, an amount equal to that deficiency will be withdrawn from that Class C Reserve Sub-Account for such Tranche of Class C Notes and deposited into that Principal Funding Sub-Account on the Note Transfer Date for such Tranche of Class C Notes relating to the date of the applicable withdrawal required pursuant to Section 3.16.

(c)

Withdrawal of Excess Amounts.  If on any Note Transfer Date for a Tranche of Class C Notes with respect to which no Class C Notes have been accelerated, the aggregate amount on deposit in any Class C Reserve Sub-Account exceeds the amount required to be on deposit in such Class C Reserve Sub-Account, the amount of such excess will be withdrawn from the Class C Reserve Sub-Account and first, allocated among and deposited to the other Class C Reserve Sub-Accounts of the Tranches of Class C Notes in the manner, order and priority set forth in subsection 3.24(c), and then, paid to the Issuing Entity.  Upon payment in full of any Tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve Sub-Account will be applied in accordance with the preceding sentence.

Section 3.26.

Computation of Interest.  Unless otherwise provided as contemplated in Section 3.01 of the Indenture, (i) interest on the WachoviaSeries Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months, as set forth more completely in the applicable Terms Document, and (ii) interest on the WachoviaSeries Notes computed on the basis of a floating or periodic rate will be calculated on the basis of the actual number of days elapsed from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date and a 360-day year.

Section 3.27.

Shared Excess Available Finance Charge Collections.

(a)

The WachoviaSeries shall be included in Shared Excess Available Finance Charge Collections Group A for the purpose of sharing Shared Excess Available Finance Charge Collections.  Shared Excess Available Finance Charge Collections allocable to the WachoviaSeries with respect to any Monthly Period shall be treated as WachoviaSeries Available Finance Charge Collections with respect to such Monthly Period and applied on the First Note Transfer Date in the immediately succeeding Monthly Period.

(b)

Unless otherwise provided pursuant to the terms of Section 3.12 of the Indenture, Shared Excess Available Finance Charge Collections with respect to any Monthly Period shall be shared within Shared Excess Available Finance Charge Collections Group A to cover the applicable Series Available Finance Charge Collections Shortfalls for such Monthly Period, if any, and applied on the applicable Note Transfer Date in the immediately succeeding Monthly Period for each Series included in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.  Shared Excess Available Finance Charge Collections allocable to the WachoviaSeries with respect to each Monthly Period shall mean an amount equal to the Series Available Finance Charge Collections Shortfall, if any, with respect to the WachoviaSeries for each Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Finance Charge Collections for all Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group A for each Monthly Period is less than the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period, then Shared Excess Available Finance Charge Collections allocable to the WachoviaSeries with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Finance Charge Collections for all Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Finance Charge Collections Shortfall with respect to the WachoviaSeries for such Monthly Period and the denominator of which is the Aggregate Series Available Finance Charge Collections Shortfall for all Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.

(c)

To the extent that Shared Excess Available Finance Charge Collections for any Monthly Period exceed the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period, such excess (the “Unapplied Excess Finance Charge Collections”) shall be applied pursuant to subsection 3.02(h).

Section 3.28.

Shared Excess Available Principal Collections.

(a)

Shared Excess Available Principal Collections from each Series Notes and the Excess Funding Amount shall be shared among each Series of Notes, including the WachoviaSeries.  Shared Excess Available Principal Collections allocable to the WachoviaSeries with respect to any Monthly Period shall be treated as WachoviaSeries Available Principal Collections for such Monthly Period and applied on the applicable Note Transfer Date in the immediately succeeding Monthly Period.

(b)

Shared Excess Available Principal Collections with respect to any Monthly Period shall be shared by each Series of Notes to cover the applicable Series Available Principal Collections Shortfalls, if any, for each Series of Notes for such Monthly Period and applied on the applicable Note Transfer Date in the immediately succeeding Monthly Period.  Shared Excess Available Principal Collections allocable to the WachoviaSeries with respect to any Monthly Period shall mean an amount equal to the Series Available Principal Collections Shortfall, if any, with respect to the WachoviaSeries for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Principal Collections for all Series of Notes for such Monthly Period is less than the Aggregate Series Available Principal Collections Shortfall for such Monthly Period, then Shared Excess Available Principal Collections allocable to the WachoviaSeries with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Principal Collections for all Series of Notes for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Principal Collections Shortfall with respect to the WachoviaSeries for such Monthly Period and the denominator of which is the Aggregate Series Available Principal Collections Shortfall for such Monthly Period.

Section 3.29.

[Reserved]

Section 3.30.

Allocations of Segregated WachoviaSeries Finance Charge Collections.  Segregated WachoviaSeries Finance Charge Collections shall be allocable to cover the Principal Funding Sub-Account Earnings Shortfall, if any, with respect to each Tranche of WachoviaSeries Notes for such Monthly Period.  Segregated WachoviaSeries Finance Charge Collections to be applied for the benefit of WachoviaSeries Notes with respect to any Note Transfer Date shall mean an amount equal to the lesser of (i) the sum of the Principal Funding Sub-Account Earnings Shortfall for all Tranches of WachoviaSeries Notes with respect to such Monthly Period and (ii) the Segregated WachoviaSeries Finance Charge Collections for the related Monthly Period.

Section 3.31.

Final Payment.  Each Class or Tranche of WachoviaSeries Notes, as applicable, will be considered to be paid in full, the Holders of such Class or Tranche of WachoviaSeries Notes, as applicable, will have no further right or claim, and the Issuing Entity will have no further obligation or liability with respect to such Class or Tranche of WachoviaSeries Notes, as applicable, on the earliest to occur of:

(a)

the date of the payment in full of the Outstanding Dollar Principal Amount of and all accrued, past due and additional interest on that Class or Tranche of WachoviaSeries Notes, as applicable;

(b)

the date on which the Outstanding Dollar Principal Amount of such WachoviaSeries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Receivables and payments to be made on such date, is reduced to zero, and all accrued, past due and additional interest on such WachoviaSeries Notes is paid in full;

(c)

on the Legal Maturity Date of such Class or Tranche of WachoviaSeries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Receivables and payments to be made on such date; or

(d)

the date on which a sale of assets has taken place with respect to such Tranche of WachoviaSeries Notes as set forth in Section 3.22.

[END OF ARTICLE III]

ARTICLE IV

EARLY AMORTIZATION OF NOTES

Section 4.01.

Early Amortization Events.

(a)

In addition to the events identified as Early Amortization Events in Section 11.01 of the Indenture, the occurrence of any of the following events (each, an “Early Amortization Event”) will result in an early amortization event for the WachoviaSeries Notes:

(i)

if the average Excess Spread Percentage for any three consecutive Monthly Periods is less than the Required Excess Spread Percentage; or

(ii)

failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the WachoviaSeries Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Notes and continues to materially and adversely affect the interests of the noteholders during such 60-day period; or

(iii)

any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file required to be delivered by the Transferor pursuant to Section 2.01 or subsection 2.10(c) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Notes and as a result of which the interests of the WachoviaSeries Noteholders are materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this subsection 4.01(a)(v) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement.

(b)

In addition, the Terms Document for any Tranche of WachoviaSeries Notes may list additional events which are “Early Amortization Events” with respect to such Tranche of WachoviaSeries Notes.

[END OF ARTICLE IV]

ARTICLE V

BANK ACCOUNTS AND INVESTMENTS

Section 5.01.

Bank Accounts.

(a)

On or before the date hereof, the Issuing Entity will cause to be established and maintained three Qualified Bank Accounts denominated as follows:  the “Interest Funding Account,” the “Principal Funding Account,” and the “Class C Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the WachoviaSeries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders).  The Interest Funding Account, the Principal Funding Account and the Class C Reserve Account constitute Supplemental Bank Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the WachoviaSeries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders).  If, at any time, the institution holding any of the Interest Funding Account, the Principal Funding Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuing Entity will within 10 Business Days (or such longer period, not to exceed 30 days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be, that is a Qualified Bank Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be.  From the date such new Interest Funding Account, Principal Funding Account or Class C Reserve Account is established, it will be the “Interest Funding Account,” “Principal Funding Account” or “Class C Reserve Account,” as the case may be.  Each Tranche of WachoviaSeries Notes will have its own Sub-Account within the Interest Funding Account, the Principal Funding Account and, in the case of the Class C Notes, the Class C Reserve Account.  The Interest Funding Account, the Principal Funding Account, and the Class C Reserve Account will receive deposits pursuant to Article III.

(b)

Notwithstanding any provision of subsection 4.10(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Permitted Investments that will mature no later than the following applicable Note Transfer Date.

(c)

All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 1:00 p.m. New York City time on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable Sub-Account or as otherwise provided in Article III.

(d)

On each applicable Note Transfer Date for a Tranche of Class C Notes, all interest and earnings (net of losses and investment expenses) accrued since the preceding Note Transfer Date for such Tranche of Class C Notes on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the required balance for the Class C Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuing Entity.

(e)

Notwithstanding the definition of “Permitted Investments” in the Indenture, Permitted Investments in the Class C Reserve Account shall be required to have a rating from [Moody’s and Standard & Poor’s of at least “P-2” and “A-2,” respectively, and, if rated by Fitch, at least “F2” from Fitch].

[END OF ARTICLE V]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

WACHOVIA CARD MASTER TRUST, as Issuing Entity

By:

WACHOVIA CARD RECEIVABLES LLC, as Beneficiary and not in its individual capacity

By:

_____________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and not in its individual capacity

By:

______________________________

Name:

Title:

STATE OF [_______]

)

)

ss:

COUNTY OF [_______]

)

On this __ day of ______, 20__, before me personally came ______________, a _________ of ____________, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he][she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.

_____________________________

Name

_____________________________

[Notarial Seal]

Exhibit A-1

FORM OF CLASS A NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION, OR JOIN IN ANY INSTITUTION AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF WACHOVIA CARD RECEIVABLES LLC FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THIS NOTE MAY NOT BE ACQUIRED BY AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR TO ANY SUBSTANTIALLY SIMILAR LAW (“SIMILAR LAW”) OR BY ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING, UNLESS IT REPRESENTS AND WARRANTS THAT THE ACQUISITION AND HOLDING OF THIS NOTE WILL SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR ANOTHER APPLICABLE ADMINISTRATIVE OR STATUTORY EXEMPTION OR, IN THE CASE OF A BENEFIT PLAN SUBJECT TO SIMILAR LAW, WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.  EACH INVESTOR IN THIS NOTE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED

up to $_________

No. __

CUSIP NO. __________

WACHOVIA CARD MASTER TRUST

[Floating Rate] [Fixed Rate]

WachoviaSeries CLASS A(20[•]-[•]) NOTE

Wachovia Card Master Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note at the rate of [LIBOR plus] _____% per annum, as more specifically set forth in the Class A(20[•]-[•]) Terms Document, dated as of ________, 20[•] (the “Terms Document”), between the Issuing Entity and the Indenture Trustee, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period.  Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

WACHOVIA CARD MASTER TRUST, as Issuing Entity

By:

WACHOVIA CARD RECEIVABLES LLC,

not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:

_____________________________

Name:

Title:

Date:  _______ __, ____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,  not in its individual capacity but solely as Indenture Trustee

By:  ____________________________________

Name:

Title:

Date:  _______ __, ____

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “WachoviaSeries Class A Notes” (herein called the “Notes”), all issued under an Indenture dated as of [_______], 20[__] (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a WachoviaSeries Indenture Supplement dated as of [_______], 20[__] (the “Indenture Supplement”) and the Terms Document, each between the Issuing Entity and U.S. Bank National Association, as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Tranche of Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche of Notes plus accrued, but unpaid interest and any additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes.  Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of WachoviaSeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, or join with any institution against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the WachoviaSeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the WachoviaSeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the WachoviaSeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the WachoviaSeries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.  Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of subsection 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________

____________________________________*

Signature Guaranteed:

____________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuing Entity
First
Second
[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuing Entity

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-2

FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION OR JOIN IN ANY INSTITUTION AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF WACHOVIA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THIS NOTE MAY NOT BE ACQUIRED BY AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR TO ANY SUBSTANTIALLY SIMILAR LAW (“SIMILAR LAW”) OR BY ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING, UNLESS IT REPRESENTS AND WARRANTS THAT THE ACQUISITION AND HOLDING OF THIS NOTE WILL SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR ANOTHER APPLICABLE ADMINISTRATIVE OR STATUTORY EXEMPTION OR, IN THE CASE OF A BENEFIT PLAN SUBJECT TO SIMILAR LAW, WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.  EACH INVESTOR IN THIS NOTE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED

up to $_________

No. __

CUSIP NO. __________

WACHOVIA CARD MASTER TRUST

[Floating Rate] [Fixed Rate]

WachoviaSeries CLASS B(20[•]-[•]) NOTE

Wachovia Card Master Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note at the rate of [LIBOR plus] _____% per annum, as more specifically set forth in the Class B(20[•]-[•]) Terms Document, dated as of ________, 20[•] (the “Terms Document”), between the Issuing Entity and the Indenture Trustee and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period.  Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

WACHOVIA CARD MASTER TRUST, as Issuing Entity

By:

WACHOVIA CARD RECEIVABLES LLC, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:

_____________________________

Name:

Title:

Date:  _______ __, ____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  _______________________________

Name:

Title:

Date:  _______ __, ____

[REVERSE OF NOTE]

This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “WachoviaSeries Class B Notes” (herein called the “Notes”), all issued under an Indenture dated as of [_______], 20[__] (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and [__________], as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a WachoviaSeries Indenture Supplement dated as of [_______], 20[__] (the “Indenture Supplement”) and the Class B Terms Document, each between the Issuing Entity and [__________], as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Tranche of Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche of Notes plus accrued, but unpaid interest and any additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes.  Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of WachoviaSeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, or join with any institution against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the WachoviaSeries Indenture Supplement, the Terms Agreement or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the WachoviaSeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the WachoviaSeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the WachoviaSeries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.  Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of subsection 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________

____________________________________*

Signature Guaranteed:

____________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuing Entity
First
Second
[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuing Entity

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-3

FORM OF CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION, OR JOIN ANY INSTITUTION AGAINST WACHOVIA CARD MASTER TRUST, WACHOVIA CARD RECEIVABLES LLC OR WACHOVIA BANK, NATIONAL ASSOCIATION, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF WACHOVIA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THIS NOTE MAY NOT BE ACQUIRED BY AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR BY ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING, UNLESS IT REPRESENTS AND WARRANTS THAT THE ACQUISITION AND HOLDING OF THIS NOTE WILL SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR ANOTHER APPLICABLE ADMINISTRATIVE OR STATUTORY EXEMPTION OR, IN THE CASE OF A BENEFIT PLAN SUBJECT TO SIMILAR LAW, WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.  EACH INVESTOR IN THIS NOTE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED

up to $_________

No. __

CUSIP NO. __________

WACHOVIA CARD MASTER TRUST

[Floating Rate]

WachoviaSeries CLASS C(20[•]-[•]) NOTE

Wachovia Card Master Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note at the rate of LIBOR plus _____% per annum, as more specifically set forth in the Class C(20[•]-[•]) Terms Document, dated as of ________, 20[•] (the “Terms Document”), between the Issuing Entity, the Indenture Trustee and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period.  Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

WACHOVIA CARD MASTER TRUST,

as Issuing Entity

By:

WACHOVIA BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:

_____________________________

Name:

Title:

Date:  _______ __, ____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:

______________________________

Name:

Title:

Date:  _______ __, ____

[REVERSE OF NOTE]

This Class C Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “WachoviaSeries Class C Notes” (herein called the “Notes”), all issued under an Indenture dated as of [_______], 20[__] (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and U.S. Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a WachoviaSeries Indenture Supplement dated as of [_______], 20[__] (the “Indenture Supplement”) and the Terms Document, between the Issuing Entity and U.S. Bank, National Association, as Indenture Trustee to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Tranche of Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche of Notes plus accrued, but unpaid interest and any additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes.  Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of WachoviaSeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, or join with any institution against Wachovia Bank, National Association, Wachovia Card Receivables LLC or the Issuing Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the WachoviaSeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66⅔% of the Outstanding Dollar Principal Amount of the Notes.  The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the WachoviaSeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the WachoviaSeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the WachoviaSeries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.  Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of subsection 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________

____________________________________*

Signature Guaranteed:

____________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuing Entity
First
Second
[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuing Entity

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit B

FORM OF TERMS AGREEMENT

WACHOVIA CARD MASTER TRUST

as Issuing Entity

CLASS [__](200[__]-[_]) TERMS DOCUMENT

dated as of [___], 200[_]

to

WACHOVIASERIES INDENTURE SUPPLEMENT

dated as of [___], 200[_]

to

INDENTURE

dated as of [___], 200[_]

U.S. BANK NATIONAL ASSOCIATION

as Indenture Trustee

TABLE OF CONTENTS

PAGE

ARTICLE I Definitions and Other Provisions of General Application

Section 1.01

Definitions

1

Section 1.02

Governing Law

4

Section 1.03

Counterparts

4

Section 1.04

Ratification of Indenture and Indenture Supplement

4

ARTICLE II The Class [__](200[_]-[_]) Notes

Section 2.01

Creation and Designation

5

Section 2.02

Specification of Required Subordinated Amount and Other Terms

5

Section 2.03

Interest Payment

6

Section 2.04

Calculation Agent; Determination of LIBOR

6

Section 2.05

Payments of Interest and Principal

7

Section 2.06

Form of Delivery of Class [__](200[_]-[_]) Notes; Depository;

Denominations.

7

Section 2.07

Delivery and Payment for the Class [__](200[_]-[_]) Notes

8

Section 2.08

Supplemental Indenture

8

[ARTICLE III Derivative Agreement

Section 3.01

Derivative Agreement

9]

THIS CLASS [__](200[_]-[_]) TERMS DOCUMENT (this “Terms Document”), among the WACHOVIA CARD MASTER TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuing Entity”), having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-1600, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”) is made and entered into as of [___], 200[_].

Pursuant to this Terms Document, the Issuing Entity and the Indenture Trustee shall create a new Tranche of WachoviaSeries Class [__] Notes and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01

Definitions For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1)

the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)

all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3)

as used in this Terms Document and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Terms Document or in any such certificate or other document, and accounting terms partly defined in this Terms Document or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms in this Terms Document or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Terms Document or in any such certificate or other document shall control;

(4)

the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Terms Document shall refer to this Terms Document as a whole and not to any particular provision of this Terms Document; references to any subsection, Section, clause, Schedule or Exhibit are references to subsections, Sections, clauses, Schedules and Exhibits in or to this Terms Document unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time;

(5)

in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling; and

(6)

each capitalized term defined herein shall relate only to the Class [__](200[_]-[_]) Notes and no other Tranche of WachoviaSeries Notes issued by the Issuing Entity.

[“Calculation Agent” is defined in Section 2.04(a).] [FOR FLOATING RATE NOTES]

“Class [__](200[_]-[_]) Adverse Event” means the occurrence of any of the following: (a) an Early Amortization Event with respect to the Class [__](200[_]-[_]) Notes, (b) an Event of Default and acceleration of the Class [__](200[_]-[_]) Notes, (c) the Class [__] Usage of the Class [__] Required Subordinated Amount for the Class [__](200[_]-[_]) Notes becomes greater than zero or (d) the Class [__] Usage of the Class [__] Required Subordinated Amount for the Class [__](200[_]-[_]) Notes becomes greater than zero.

“Class [__](200[_]-[_]) Note” means any Note, substantially in the form set forth in Exhibit [A-1] [A-2] [A-3] to the Indenture Supplement, designated therein as a Class [__](200[_]-[_]) Note and duly executed and authenticated in accordance with the Indenture.

“Class [__](200[_]-[_]) Noteholder” means a Person in whose name a Class [__](200[_]-[_]) Note is registered in the Note Register.

“Class [__](200[_]-[_]) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article V thereof.

[“Class [__] Required Subordinated Amount of Class [__] Notes” is defined in Section 2.02(a).]

[“Class [__] Required Subordinated Amount of Class [__] Notes” is defined in Section 2.02(b).]

“Controlled Accumulation Amount” means $[___]; provided, however, if the Accumulation Period Length is determined to be less than twelve months pursuant to Section 3.12(b)(ii) of the Indenture Supplement, the Controlled Accumulation Amount for any Note Transfer Date with respect to the Class [__](200[_]-[_]) Notes will be the amount specified in the definition of “Controlled Accumulation Amount” in the Indenture Supplement.

[“Derivative Counterparty” means [______].]

“Indenture” means the Indenture, dated as of [___], 200[_], between the Issuing Entity and the Indenture Trustee.

“Indenture Supplement” means the WachoviaSeries Indenture Supplement, dated as of [___], 200[_], among the Issuing Entity and the Indenture Trustee.

“Initial Dollar Principal Amount” means $[___]

“Interest Payment Date” means [___], 200[_] and the 15th day of each month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Interest Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) to but excluding such Interest Payment Date.

“Issuance Date” means [___], 200[_].

“Legal Maturity Date” means [___], 200[_].

[“LIBOR” means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Calculation Agent on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.04.] [FOR FLOATING RATE NOTES]

[“LIBOR Determination Date” means (1) [___], 200[_] for the period from and including the Issuance Date through but excluding [___], 200[_] and (2) for each Interest Period thereafter, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.] [FOR FLOATING RATE NOTES]

[“London Business Day” means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.] [FOR FLOATING RATE NOTES]

[“Note Interest Rate” means a rate per annum equal to [__]%.] [FOR FIXED RATE NOTES]

[“Note Interest Rate” means a rate per annum equal to [__]% in excess of LIBOR, as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period]. [FOR FLOATING RATE NOTES]

“Note Rating Agency” means [_______________].

“Paying Agent” means U.S. Bank National Association.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 3.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“Record Date” means, for any Note Transfer Date, the last Business Day of the preceding Monthly Period.

[“Reference Banks” means four major banks in the London interbank market selected by the Transferor.] [FOR FLOATING RATE NOTES]

[“Reuters Screen LIBOR01 Page” means the display page so designated on the Reuters Monitor Money Rates (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purposes of displaying rates comparable to LIBOR).] [FOR FLOATING RATE NOTES]

“Scheduled Principal Payment Date” means [___], 200[_].

“Stated Principal Amount” means $[___].

Section 1.02

Governing Law THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.03

Counterparts This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04

Ratification of Indenture and Indenture Supplement As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Indenture Supplement as so supplemented by this Terms Document shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

The Class [__](200[_]-[_]) Notes

Section 2.01

Creation and Designation There is hereby created a Tranche of WachoviaSeries Class [__] Notes to be issued pursuant to the Indenture and the Indenture Supplement to be known as the “WachoviaSeries Class [__](200[_]-[_]) Notes.”

Section 2.02

[Specification of Required Subordinated Amount and] Other Terms

(a)

[For the Class [__](200[_]-[_]) Notes for any date of determination, the Class [__] Required Subordinated Amount of Class [__] Notes will be an amount equal to [___]% of (i) prior to the occurrence of a Class [__](200[_]-[_]) Adverse Event, the Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes on such date of determination or (ii) on and after the date on which a Class [__](200[_]-[_]) Adverse Event shall have occurred, the greater of (1) the Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes on such date of determination and (2) the Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes as of the close of business on the day immediately preceding the date on which such Class [__](200[_]-[_]) Adverse Event shall have occurred.]

(b)

[For the Class [__](200[_]-[_]) Notes for any date of determination, the Class [__] Required Subordinated Amount of Class [__] Notes will be an amount equal to [___]% of (i) prior to the occurrence of a Class [__](200[_]-[_]) Adverse Event, the Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes on such date or (ii) on and after the date on which a Class [__](200[_]-[_]) Adverse Event shall have occurred, the greater of (1) the Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes on such date of determination and (2) Adjusted Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes as of the close of business on the day immediately preceding the date on which such Class [__](200[_]-[_]) Adverse Event shall have occurred.]

(c)

The Issuing Entity may change the percentages or the formulas set forth in either clause (a) or (b) above without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in either of such percentages or formulas, as applicable, will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Tax Opinion.

Section 2.03

Interest Payment

(a)

[FOR FIXED RATE NOTES: For each Interest Payment Date, the amount of interest due with respect to the Class [__](200[_]-[_]) Notes shall be an amount equal to the one-twelfth of the product of (i) the Note Interest Rate, times, (ii) the Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes determined as of the close of business on the Interest Payment Date preceding the related Note Transfer Date for the Class [__](200[_]-[_]) Notes; provided, however, that for the first Interest Payment Date, the amount of interest due with respect to the Class [__](200[_]-[_]) Notes shall be $[____________].  Interest on the Class [__](200[_]-[_]) Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months].

[FOR FLOATING RATE NOTES: For each Interest Payment Date, the amount of interest due with respect to the Class [__](200[_]-[_]) Notes shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times, (B) the Note Interest Rate in effect with respect to the related Interest Period, times, (ii) the Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes determined as of the close of business on the Interest Payment Date preceding the related Note Transfer Date for the Class [__](200[_]-[_]) Notes; provided, however, that for the first Interest Payment Date, the amount of interest due with respect to the Class [__](200[_]-[_]) Notes shall be an amount equal to the product of (x) the Outstanding Dollar Principal Amount of the Class [__](200[_]-[_]) Notes on the Issuance Date, (y) 31 divided by 360 and (z) the Note Interest Rate in effect with respect to the (Class [__](200[_]-[_]) Notes determined on [___], 200[_].  Interest on the Class [__](200[_]-[_]) Notes will be calculated on the basis of the actual number of days elapsed and a 360-day year.]

(b)

Pursuant to Section 3.03 of the Indenture Supplement, on each Note Transfer Date with respect to the Class [__](200[_]-[_]) Notes, the Indenture Trustee shall deposit into the Class [__](200[_]-[_]) Interest Funding Sub-Account the portion of WachoviaSeries Available Finance Charge Collections allocable to the Class [__](200[_]-[_]) Notes.

Section 2.04

[FOR FLOATING RATE NOTES: Calculation Agent; Determination of LIBOR

(a)

The Issuing Entity hereby agrees that for so long as any Class [__](Class [__](200[_]-[_]) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”).  The Issuing Entity hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuing Entity at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuing Entity, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuing Entity shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuing Entity or its Affiliates. The Calculation Agent may not resign its duties, and the Issuing Entity may not remove the Calculation Agent, without a successor having been duly appointed.

(b)

On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Reuters Screen LIBOR01 Page or on such comparable system as is customarily used to quote LIBOR as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01 Page or on a comparable system as is customarily used to quote LIBOR the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Transferor, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

(c)

The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 934-6802 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(d)

On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the Transferor, via email or by facsimile transmission, notification of LIBOR for the following Interest Period.]

Section 2.05

Payments of Interest and Principal

(a)

Any installment of interest or principal payable on any Class [__](200[_]-[_]) Note which is punctually paid or duly provided for by the Issuing Entity and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class [__](200[_]-[_]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(b)

The right of the Class [__](200[_]-[_]) Noteholders to receive payments from the Issuing Entity will terminate on the first Business Day following the Class [__](200[_]-[_]) Termination Date.

Section 2.06

Form of Delivery of Class [__](200[_]-[_]) Notes; Depository; Denominations.

(a)

The Class [__](200[_]-[_]) Notes shall be delivered in the form of a global Registered Note as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively.

(b)

The Depository for the Class [__](200[_]-[_]) Notes shall be The Depository Trust Company, and the Class [__](200[_]-[_]) Notes shall initially be registered in the name of Cede & Co., its nominee.

(c)

The Class [__](200[_]-[_]) Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess of $1,000.

Section 2.07

Delivery and Payment for the Class [__](200[_]-[_]) Notes The Issuing Entity shall execute and deliver the Class [__](200[_]-[_]) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class [__](200[_]-[_]) Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

Section 2.08

Supplemental Indenture

The Issuing Entity may enter into a supplemental indenture with respect to the Class [__](200[_]-[_]) Notes as provided in Section 9.01 of the Indenture; provided, however, that any supplemental indenture which provides for an additional or alternative form of credit enhancement for the Class [__](200[_]-[_]) Notes shall, in addition to the requirements set forth in Section 9.01 of the Indenture, require confirmation from the Note Rating Agencies that have rated any Outstanding Notes of the WachoviaSeries that such change in credit enhancement will not result in a Ratings Effect with respect to any Outstanding Notes of the WachoviaSeries.

[END OF ARTICLE II]

ARTICLE III

[Derivative Agreement]

Section 3.01

Derivative Agreement

[Description of Derivative Agreement]

[END OF ARTICLE III]

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

WACHOVIA CARD MASTER TRUST

By: WILMINGTON TRUST COMPANY, as Owner Trustee and not in its individual capacity

By: ______________________________
Name: ______________________________
Title: ______________________________

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and not in its individual capacity

By: ______________________________
Name: ______________________________
Title: ______________________________

Exhibit C

WACHOVIA CARD MASTER TRUST

Form of WachoviaSeries Monthly Noteholders’ Statement

Monthly Period:  [  ] 20[  ]

The undersigned, a duly authorized representative of Wachovia Bank, National Association (the “Bank”), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of [_______], 20[__] (the “Transfer and Servicing Agreement”), among Wachovia Card Receivables LLC, as Transferor, the Bank, as Servicer and Administrator, Wachovia Card Master Trust, as Issuing Entity, and U.S. Bank National Association, as Indenture Trustee does hereby certify as follows:

A.

Information Regarding the Current Distribution to Noteholders

1.

The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
A1	$
A2	$
A3	$
A4	$
A5	$

B1	$
B2	$
B3	$

C1	$
C2	$
C3	$

2.

The amount of the distribution set forth in item 1 in respect of interest on the Notes per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
A1	$
A2	$
A3	$
A4	$
A5	$

B1	$
B2	$
B3	$

C1	$
C2	$
C3	$

3.

The amount of the distribution set forth in item 1 in respect of principal on the Notes per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
A1	$
A2	$
A3	$
A4	$
A5	$

B1	$
B2	$
B3	$

C1	$
C2	$
C3	$

B.

Information regarding the Tranches of Notes of the WachoviaSeries

1.

Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the WachoviaSeries for the related Monthly Period

Tranche	Initial Outstanding Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
A1	$	$	$	$
A2	$	$	$	$
A3	$	$	$	$
A4	$	$	$	$
A5	$	$	$	$
Total Class A	$	$	$	$

B1	$	$	$	$
B2	$	$	$	$
B3	$	$	$	$
Total Class B	$	$	$	$

C1	$	$	$	$
C2	$	$	$	$
C3	$	$	$	$
Total Class C	$	$	$	$

Total	$	$	$	$

2.

Nominal Liquidation Amount of Notes of the WachoviaSeries

Tranche	Beginning Nominal Liquidation Amount	Increases from accretion of Principal for Discount Notes	Increases from amounts withdrawn from the Principal Funding Sub-Accounts in respect of Prefunding Excess Amounts	Reimbursements of prior Nominal Liquidation Amount Deficits from Available Finance Charge Collections	Reductions due to reallocations of Available Principal Collections and Investor Charge-Offs	Reductions due to amounts deposited to the Principal Funding Sub-Accounts	Ending Nominal Liquidation Amount
A1	$	$	$	$	$	$	$
A2	$	$	$	$	$	$	$
A3	$	$	$	$	$	$	$
A4	$	$	$	$	$	$	$
A5	$	$	$	$	$	$	$
Total Class A	$	$	$	$	$	$	$

B1	$	$	$	$	$	$	$
B2	$	$	$	$	$	$	$
B3	$	$	$	$	$	$	$
Total Class B	$	$	$	$	$	$	$

C1	$	$	$	$	$	$	$
C2	$	$	$	$	$	$	$
C3	$	$	$	$	$	$	$
Total Class C	$	$	$	$	$	$	$

Total	$	$	$	$	$	$	$

3.

WachoviaSeries Interest Funding Account Sub-Account

Tranche	Beginning Interest Funding Sub-Account Balance	Targeted deposit to the Interest Funding Sub-Account with respect to the current period	Previous shortfalls of targeted deposits to the Interest Funding Sub-Account	Actual deposit to the Interest Funding Sub-Account	Amount withdrawn from the Interest Funding Sub-Account for payment to Noteholders	Other Withdrawals	Ending Interest Funding Sub-Account Balance
A1	$	$	$	$	$	$	$
A2	$	$	$	$	$	$	$
A3	$	$	$	$	$	$	$
A4	$	$	$	$	$	$	$
A5	$	$	$	$	$	$	$
Total Class A	$	$	$	$	$	$	$

B1	$	$	$	$	$	$	$
B2	$	$	$	$	$	$	$
B3	$	$	$	$	$	$	$
Total Class B	$	$	$	$	$	$	$

C1	$	$	$	$	$	$	$
C2	$	$	$	$	$	$	$
C3	$	$	$	$	$	$	$
Total Class C	$	$	$	$	$	$	$

Total	$	$	$	$	$	$	$

4.

WachoviaSeries Principal Funding Account Sub-Accounts

Tranche	Beginning Principal Funding Sub-Account Balance	Targeted deposit to the Principal Funding Sub-Account with respect to the current period	Previous shortfalls of targeted deposits to the Principal Funding Sub-Account	Actual deposit to the Principal Funding Sub-Account	Amount withdrawn from the Principal Funding Sub-Account for payment to Noteholders	Other Withdrawals	Ending Principal Funding Sub-Account Balance
A1	$	$	$	$	$	$	$
A2	$	$	$	$	$	$	$
A3	$	$	$	$	$	$	$
A4	$	$	$	$	$	$	$
A5	$	$	$	$	$	$	$
Total Class A	$	$	$	$	$	$	$

B1	$	$	$	$	$	$	$
B2	$	$	$	$	$	$	$
B3	$	$	$	$	$	$	$
Total Class B	$	$	$	$	$	$	$

C1	$	$	$	$	$	$	$
C2	$	$	$	$	$	$	$
C3	$	$	$	$	$	$	$
Total Class C	$	$	$	$	$	$	$

Total	$	$	$	$	$	$	$

5.

WachoviaSeries Class C Reserve Sub-Accounts

Tranche	Beginning Class C Reserve Sub-Account Balance	Class C Reserve Sub-Account earnings for the current period	Targeted deposit to the Class C Reserve Sub-Account	Actual deposit to the Class C Reserve Sub-Account, including Excess Amounts	Amount withdrawn in respect of payment of interest and/or principal to Noteholders	Withdrawals of Excess Amounts pursuant to subsection 3.25(c) of the Indenture Supplement	Ending Class C Reserve Sub-Account Balance
C1	$	$	$	$	$	$	$
C2	$	$	$	$	$	$	$
C3	$	$	$	$	$	$	$
Total	$	$	$	$	$	$	$

6.

Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts

Tranche	Required Subordinated Amount of Class B Notes as of the close of business on the related Note Transfer Date	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class A Usage of Class B Required Subordinated Amount for current period	Class A Usage of Class C Required Subordinated Amount for current period	Cumulative Class A Usage of Class B Required Subordinated Amount	Cumulative Class A Usage of Class C Required Subordinated Amount
A1	$	$	$	$	$	$
A2	$	$	$	$	$	$
A3	$	$	$	$	$	$
A4	$	$	$	$	$	$
A5	$	$	$	$	$	$
Total	$	$	$	$	$	$

7.

Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts

Tranche	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class B Usage of Class C Required Subordinated Amount for the Current Period	Cumulative Class B Usage of Class C Required Subordinated Amount
B1	$	$	$
B2	$	$	$
B3	$	$	$
Total	$	$	$

C.

Information regarding the performance of the WachoviaSeries

	[November] Monthly Period	[October] Monthly Period	[September] Monthly Period
Portfolio Yield	%	%	%
Less: Base Rate	%	%	%
Excess Spread	%	%	%

Three Month Average Excess Spread	%	%	%
Principal Payment Rate	%	%	%

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Servicer

By:_________________________

Name:

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